UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21990

Fidelity Commonwealth Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Large Cap Growth Enhanced Index Fund

Fidelity® Large Cap Value Enhanced Index Fund

Fidelity® Large Cap Core Enhanced Index Fund

Fidelity® Mid Cap Enhanced Index Fund

Fidelity® International Enhanced Index Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Fidelity® Large Cap Growth Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Large Cap Value Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Large Cap Core Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Mid Cap Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® International Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

A fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of a fund or the underlying data.

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). A fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the index or indices.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Large Cap Growth Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Large Cap Growth Enhanced Index Fund	29.08%	22.53%	18.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Growth Enhanced Index Fund on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$54,254	Fidelity® Large Cap Growth Enhanced Index Fund
$59,135	Russell 1000® Growth Index

Fidelity® Large Cap Growth Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.17% for the 12 months ending August 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. The rally slowed in September 2020, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through August, driven by corporate earnings and a rebounding economy. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+56%) led, driven by banks, which rose 67% as the economy brightened. Energy (+43%) also stood out. In contrast, notable “laggards” included consumer staples (+14%) and consumer discretionary (+18%).

Comments from Senior Portfolio Manager Maximilian Kaufmann, of the Geode Capital Management, LLC, investment management team:  For the fiscal year ending August 31, 2021, the fund gained 29.08%, outperforming the 28.53% result of the benchmark Russell 1000® Growth Index. Versus the benchmark, security selection was the primary contributor, especially in the consumer discretionary sector. Security selection and an underweighting in industrials and stock selection in real estate also helped. Applied Materials, the fund's top individual relative contributor, increased 121% this period and we reduced our stake in the company. Also helping performance was our overweighting in Fortinet, which gained roughly 139%. The fund's non-benchmark stake in Park Hotels & Resorts, a position not held at period end, gained approximately 133%. Conversely, the primary detractor from performance versus the benchmark was our stock picks in health care. Also hurting the fund's relative result was an overweighting in consumer discretionary. Stock picking and an underweighting in the communication services sector, especially within the media & entertainment industry, also hindered the fund's relative performance. The biggest individual relative detractor was an overweight position in Pinterest (-23%), which was a position we established the past 12 months. Another notable relative detractor was our lighter-than-benchmark stake in Moderna (+481%). This period we increased our stake. Another notable relative detractor was our overweighting in Quidel (-49%), a position that was sold the past year. Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Large Cap Growth Enhanced Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of August 31, 2021

% of fund's net assets
Apple, Inc.	11.0
Microsoft Corp.	9.5
Amazon.com, Inc.	6.5
Facebook, Inc. Class A	4.0
Alphabet, Inc. Class A	3.4
Alphabet, Inc. Class C	2.9
Tesla, Inc.	2.4
NVIDIA Corp.	2.3
Adobe, Inc.	1.9
MasterCard, Inc. Class A	1.7
45.6

Top Market Sectors as of August 31, 2021

% of fund's net assets
Information Technology	44.8
Consumer Discretionary	18.9
Communication Services	12.4
Health Care	10.2
Industrials	4.0
Consumer Staples	2.3
Financials	2.0
Real Estate	1.8
Energy	1.4
Materials	1.2

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Stocks and Equity Futures	100.0%

 * Foreign investments - 1.5%

Fidelity® Large Cap Growth Enhanced Index Fund

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
COMMUNICATION SERVICES - 12.4%
Entertainment - 1.6%
Activision Blizzard, Inc.	103,364	$8,514,093
Electronic Arts, Inc.	1,199	174,107
Netflix, Inc. (a)	18,181	10,348,443
Roku, Inc. Class A (a)	19,540	6,885,896
Spotify Technology SA (a)	10,105	2,368,006
		28,290,545
Interactive Media & Services - 10.8%
Alphabet, Inc.:
Class A (a)	21,175	61,279,391
Class C (a)	17,761	51,671,012
Facebook, Inc. Class A (a)	187,920	71,293,090
Pinterest, Inc. Class A (a)	148,074	8,228,472
		192,471,965

TOTAL COMMUNICATION SERVICES		220,762,510

CONSUMER DISCRETIONARY - 18.9%
Automobiles - 2.4%
Tesla, Inc. (a)	58,960	43,378,051
Hotels, Restaurants & Leisure - 2.9%
International Game Technology PLC (a)	263,573	5,664,184
McDonald's Corp.	35,811	8,503,680
Scientific Games Corp. Class A (a)	134,252	9,713,132
Starbucks Corp.	132,619	15,581,406
Travel+Leisure Co.	95,377	5,222,845
Wendy's Co. (b)	223,750	5,150,725
Yum! Brands, Inc.	12,389	1,623,331
		51,459,303
Household Durables - 1.2%
D.R. Horton, Inc.	29,589	2,829,300
NVR, Inc. (a)	1,411	7,308,895
PulteGroup, Inc.	131,802	7,098,856
TopBuild Corp. (a)(b)	15,826	3,462,571
		20,699,622
Internet & Direct Marketing Retail - 6.9%
Amazon.com, Inc. (a)	33,197	115,219,816
eBay, Inc.	53,937	4,139,125
Etsy, Inc. (a)	14,652	3,168,642
		122,527,583
Leisure Products - 0.3%
Brunswick Corp. (b)	12,156	1,177,552
Mattel, Inc. (a)(b)	99,514	2,124,624
Polaris, Inc.	23,127	2,769,690
		6,071,866
Multiline Retail - 0.2%
Target Corp.	15,021	3,709,887
Specialty Retail - 3.5%
Bath & Body Works, Inc.	44,564	3,007,179
Best Buy Co., Inc.	12,712	1,481,075
Lowe's Companies, Inc.	66,047	13,466,323
O'Reilly Automotive, Inc. (a)	15,928	9,462,506
The Home Depot, Inc.	74,819	24,404,461
TJX Companies, Inc.	32,576	2,368,927
Ulta Beauty, Inc. (a)	17,175	6,652,049
Williams-Sonoma, Inc. (b)	9,947	1,857,105
		62,699,625
Textiles, Apparel & Luxury Goods - 1.5%
Crocs, Inc. (a)	7,455	1,064,723
Deckers Outdoor Corp. (a)	3,113	1,302,635
NIKE, Inc. Class B	149,354	24,604,578
		26,971,936

TOTAL CONSUMER DISCRETIONARY		337,517,873

CONSUMER STAPLES - 2.3%
Beverages - 1.2%
Monster Beverage Corp. (a)	45,163	4,406,554
PepsiCo, Inc.	29,842	4,666,990
The Coca-Cola Co.	210,681	11,863,447
		20,936,991
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	19,319	8,799,611
Walmart, Inc.	59,993	8,884,963
		17,684,574
Personal Products - 0.1%
MediFast, Inc.	10,709	2,440,581

TOTAL CONSUMER STAPLES		41,062,146

ENERGY - 1.4%
Energy Equipment & Services - 0.1%
Halliburton Co.	67,871	1,356,063
Schlumberger Ltd.	17,499	490,672
		1,846,735
Oil, Gas & Consumable Fuels - 1.3%
Continental Resources, Inc.	22,659	890,046
EOG Resources, Inc.	136,825	9,238,424
Hess Corp.	27,524	1,892,275
Pioneer Natural Resources Co.	46,895	7,018,775
Texas Pacific Land Corp. (b)	2,337	3,177,712
		22,217,232

TOTAL ENERGY		24,063,967

FINANCIALS - 2.0%
Capital Markets - 1.5%
Artisan Partners Asset Management, Inc. (b)	168,213	8,740,347
Cohen & Steers, Inc. (b)	3,837	336,543
S&P Global, Inc.	27,675	12,282,719
SEI Investments Co.	17,801	1,118,081
The Blackstone Group LP	36,424	4,579,590
		27,057,280
Consumer Finance - 0.4%
SLM Corp. (b)	338,881	6,354,019
Insurance - 0.1%
Trupanion, Inc. (a)(b)	25,127	2,301,131

TOTAL FINANCIALS		35,712,430

HEALTH CARE - 10.2%
Biotechnology - 3.4%
AbbVie, Inc.	64,979	7,848,164
Alkermes PLC (a)	3,948	123,414
Alnylam Pharmaceuticals, Inc. (a)	4,437	893,745
Amgen, Inc.	76,544	17,262,968
Biogen, Inc. (a)	6,053	2,051,422
Gilead Sciences, Inc.	39,907	2,904,431
Incyte Corp. (a)	80,205	6,134,880
Moderna, Inc. (a)	19,020	7,164,644
Novavax, Inc. (a)	8,747	2,086,509
Regeneron Pharmaceuticals, Inc. (a)	7,370	4,962,958
Vertex Pharmaceuticals, Inc. (a)	49,949	10,004,285
		61,437,420
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	24,052	3,039,451
IDEXX Laboratories, Inc. (a)	19,506	13,142,363
Insulet Corp. (a)	2,562	762,989
Intuitive Surgical, Inc. (a)	204	214,926
Novocure Ltd. (a)(b)	29,635	3,977,313
Ortho Clinical Diagnostics Holdings PLC	22,555	461,024
Shockwave Medical, Inc. (a)	7,681	1,645,347
Stryker Corp.	6,962	1,929,170
		25,172,583
Health Care Providers & Services - 0.7%
Amedisys, Inc. (a)	13,567	2,488,866
Anthem, Inc.	23,891	8,962,231
Select Medical Holdings Corp. (b)	7,081	244,790
		11,695,887
Health Care Technology - 0.6%
Cerner Corp.	68,576	5,235,778
Veeva Systems, Inc. Class A (a)	19,457	6,459,335
		11,695,113
Life Sciences Tools & Services - 2.5%
10X Genomics, Inc. (a)	4,438	780,733
Agilent Technologies, Inc.	48,067	8,434,316
Illumina, Inc. (a)	23,872	10,913,324
Mettler-Toledo International, Inc. (a)	6,506	10,102,712
Pacific Biosciences of California, Inc. (a)	53,410	1,672,267
Thermo Fisher Scientific, Inc.	14,419	8,001,824
Waters Corp. (a)	11,902	4,927,666
		44,832,842
Pharmaceuticals - 1.6%
Bristol-Myers Squibb Co.	134,879	9,018,010
Eli Lilly & Co.	20,688	5,343,504
Jazz Pharmaceuticals PLC (a)	4,996	658,023
Johnson & Johnson	52,742	9,131,222
Merck & Co., Inc.	48,925	3,732,488
		27,883,247

TOTAL HEALTH CARE		182,717,092

INDUSTRIALS - 4.0%
Aerospace & Defense - 1.1%
Lockheed Martin Corp.	38,921	14,003,776
Moog, Inc. Class A	34,749	2,760,461
Northrop Grumman Corp.	3,459	1,271,874
Teledyne Technologies, Inc. (a)	2,977	1,379,482
		19,415,593
Air Freight & Logistics - 0.1%
Expeditors International of Washington, Inc.	5,032	627,188
United Parcel Service, Inc. Class B	11,762	2,301,000
		2,928,188
Building Products - 0.2%
Simpson Manufacturing Co. Ltd. (b)	28,835	3,262,680
Commercial Services & Supplies - 0.1%
Clean Harbors, Inc. (a)	17,107	1,755,520
Construction & Engineering - 0.3%
EMCOR Group, Inc.	39,533	4,803,260
Electrical Equipment - 0.1%
Atkore, Inc. (a)	10,377	962,674
Plug Power, Inc. (a)(b)	6,944	180,961
		1,143,635
Machinery - 1.0%
AGCO Corp.	45,442	6,253,728
Caterpillar, Inc.	36,147	7,622,318
Cummins, Inc.	3,625	855,428
Deere & Co.	10,306	3,895,977
		18,627,451
Professional Services - 0.2%
Upwork, Inc. (a)	67,559	3,020,563
Road & Rail - 0.9%
Old Dominion Freight Lines, Inc.	25,359	7,321,650
Union Pacific Corp.	42,394	9,192,715
		16,514,365

TOTAL INDUSTRIALS		71,471,255

INFORMATION TECHNOLOGY - 44.8%
Electronic Equipment & Components - 0.6%
National Instruments Corp.	162,541	6,797,465
Vontier Corp.	116,478	4,236,305
		11,033,770
IT Services - 6.7%
Accenture PLC Class A	12,427	4,182,431
Amdocs Ltd.	56,696	4,367,293
EPAM Systems, Inc. (a)	18,125	11,469,681
Gartner, Inc. (a)	35,462	10,948,538
MasterCard, Inc. Class A	87,601	30,330,094
MongoDB, Inc. Class A (a)	1,863	729,979
Okta, Inc. (a)	4,517	1,190,681
PayPal Holdings, Inc. (a)	60,903	17,580,260
Snowflake Computing, Inc.	5,466	1,663,577
Square, Inc. (a)	27,986	7,502,207
The Western Union Co.	130,327	2,820,276
Visa, Inc. Class A	117,664	26,956,822
		119,741,839
Semiconductors & Semiconductor Equipment - 7.0%
Advanced Micro Devices, Inc. (a)	56,842	6,293,546
Applied Materials, Inc.	66,343	8,964,930
Broadcom, Inc.	19,262	9,577,259
Cirrus Logic, Inc. (a)	21,182	1,772,298
Intel Corp.	162,785	8,800,157
Lam Research Corp.	9,848	5,956,267
NVIDIA Corp.	184,448	41,288,685
Qualcomm, Inc.	151,618	22,240,844
Semtech Corp. (a)	37,582	2,627,733
Texas Instruments, Inc.	86,910	16,591,988
Xilinx, Inc.	6,191	963,258
		125,076,965
Software - 19.2%
Adobe, Inc. (a)	51,802	34,380,987
Atlassian Corp. PLC (a)	15,374	5,643,180
Bill.Com Holdings, Inc. (a)	973	266,981
Box, Inc. Class A (a)(b)	301,144	7,763,492
Cadence Design Systems, Inc. (a)	15,425	2,521,679
Cloudflare, Inc. (a)	4,897	591,264
Crowdstrike Holdings, Inc. (a)	12,741	3,580,221
Datadog, Inc. Class A (a)	4,975	685,555
DocuSign, Inc. (a)	9,055	2,682,453
Dropbox, Inc. Class A (a)	315,562	10,006,471
Fair Isaac Corp. (a)	5,704	2,622,357
Fortinet, Inc. (a)	40,972	12,911,916
HubSpot, Inc. (a)(b)	16,781	11,486,091
Intuit, Inc.	15,026	8,506,369
Manhattan Associates, Inc. (a)	30,209	4,923,765
Microsoft Corp.	559,143	168,794,089
Nutanix, Inc. Class A (a)	112,748	4,161,529
Oracle Corp.	141,071	12,573,658
Palantir Technologies, Inc. (a)(b)	147,943	3,896,819
Qualys, Inc. (a)	23,264	2,730,728
ServiceNow, Inc. (a)	13,524	8,704,587
Synopsys, Inc. (a)	36,781	12,220,119
Teradata Corp. (a)(b)	43,558	2,382,187
The Trade Desk, Inc. (a)	22,451	1,797,203
Unity Software, Inc. (b)	4,340	550,095
Workday, Inc. Class A (a)	50,342	13,751,421
Zoom Video Communications, Inc. Class A (a)	8,474	2,453,223
Zscaler, Inc. (a)	1,658	461,488
		343,049,927
Technology Hardware, Storage & Peripherals - 11.3%
Apple, Inc.	1,284,604	195,041,428
NetApp, Inc.	61,763	5,492,584
		200,534,012

TOTAL INFORMATION TECHNOLOGY		799,436,513

MATERIALS - 1.2%
Chemicals - 0.0%
Amyris, Inc. (a)(b)	67,726	1,019,276
Construction Materials - 0.5%
Vulcan Materials Co.	46,364	8,620,459
Metals & Mining - 0.7%
Alcoa Corp. (a)	120,000	5,324,400
Freeport-McMoRan, Inc.	177,461	6,457,806
		11,782,206

TOTAL MATERIALS		21,421,941

REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.6%
American Tower Corp.	4,240	1,238,801
Crown Castle International Corp.	4,370	850,795
National Storage Affiliates Trust	162,980	9,330,605
Potlatch Corp.	10,534	547,241
Public Storage	36,299	11,746,719
SBA Communications Corp. Class A	14,346	5,149,784
		28,863,945
Real Estate Management & Development - 0.2%
eXp World Holdings, Inc. (b)	82,957	3,803,578

TOTAL REAL ESTATE		32,667,523

TOTAL COMMON STOCKS
(Cost $928,811,472)		1,766,833,250

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.06% (c)	12,518,057	12,520,561
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	35,682,357	35,685,925
TOTAL MONEY MARKET FUNDS
(Cost $48,206,486)		48,206,486
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $977,017,958)		1,815,039,736
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(30,293,723)
NET ASSETS - 100%		$1,784,746,013

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	81	Sept. 2021	$18,308,025	$772,281	$772,281

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$14,026,888	$155,863,085	$157,369,039	$9,566	$(373)	$--	$12,520,561	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	7,426,400	303,015,808	274,756,283	11,306	--	--	35,685,925	0.1%
Total	$21,453,288	$458,878,893	$432,125,322	$20,872	$(373)	$--	$48,206,486

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$220,762,510	$220,762,510	$--	$--
Consumer Discretionary	337,517,873	337,517,873	--	--
Consumer Staples	41,062,146	41,062,146	--	--
Energy	24,063,967	24,063,967	--	--
Financials	35,712,430	35,712,430	--	--
Health Care	182,717,092	182,717,092	--	--
Industrials	71,471,255	71,471,255	--	--
Information Technology	799,436,513	799,436,513	--	--
Materials	21,421,941	21,421,941	--	--
Real Estate	32,667,523	32,667,523	--	--
Money Market Funds	48,206,486	48,206,486	--	--
Total Investments in Securities:	$1,815,039,736	$1,815,039,736	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$772,281	$772,281	$--	$--
Total Assets	$772,281	$772,281	$--	$--
Total Derivative Instruments:	$772,281	$772,281	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$772,281	$0
Total Equity Risk	772,281	0
Total Value of Derivatives	$772,281	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Large Cap Growth Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $34,788,073) — See accompanying schedule: Unaffiliated issuers (cost $928,811,472)	$1,766,833,250
Fidelity Central Funds (cost $48,206,486)	48,206,486
Total Investment in Securities (cost $977,017,958)		$1,815,039,736
Segregated cash with brokers for derivative instruments		701,500
Receivable for investments sold		57,043,583
Receivable for fund shares sold		887,839
Dividends receivable		1,081,527
Distributions receivable from Fidelity Central Funds		1,822
Total assets		1,874,756,007
Liabilities
Payable for investments purchased	$52,884,491
Payable for fund shares redeemed	856,720
Accrued management fee	567,222
Payable for daily variation margin on futures contracts	15,636
Collateral on securities loaned	35,685,925
Total liabilities		90,009,994
Net Assets		$1,784,746,013
Net Assets consist of:
Paid in capital		$744,319,880
Total accumulated earnings (loss)		1,040,426,133
Net Assets		$1,784,746,013
Net Asset Value, offering price and redemption price per share ($1,784,746,013 ÷ 52,114,292 shares)		$34.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$13,101,943
Interest		1,152
Income from Fidelity Central Funds (including $11,306 from security lending)		20,872
Total income		13,123,967
Expenses
Management fee	$5,920,987
Independent trustees' fees and expenses	6,206
Miscellaneous	688
Total expenses before reductions	5,927,881
Expense reductions	(24)
Total expenses after reductions		5,927,857
Net investment income (loss)		7,196,110
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	231,849,223
Fidelity Central Funds	(373)
Futures contracts	5,187,516
Total net realized gain (loss)		237,036,366
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	158,018,521
Futures contracts	(1,184,846)
Total change in net unrealized appreciation (depreciation)		156,833,675
Net gain (loss)		393,870,041
Net increase (decrease) in net assets resulting from operations		$401,066,151

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,196,110	$8,626,118
Net realized gain (loss)	237,036,366	45,068,155
Change in net unrealized appreciation (depreciation)	156,833,675	364,720,084
Net increase (decrease) in net assets resulting from operations	401,066,151	418,414,357
Distributions to shareholders	(66,348,989)	(36,697,344)
Share transactions
Proceeds from sales of shares	241,985,557	209,522,448
Reinvestment of distributions	62,980,686	34,711,004
Cost of shares redeemed	(272,474,096)	(314,911,009)
Net increase (decrease) in net assets resulting from share transactions	32,492,147	(70,677,557)
Total increase (decrease) in net assets	367,209,309	311,039,456
Net Assets
Beginning of period	1,417,536,704	1,106,497,248
End of period	$1,784,746,013	$1,417,536,704
Other Information
Shares
Sold	8,233,862	9,623,803
Issued in reinvestment of distributions	2,273,671	1,619,739
Redeemed	(9,387,317)	(14,928,782)
Net increase (decrease)	1,120,216	(3,685,240)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Large Cap Growth Enhanced Index Fund

Years ended August 31,	2021	2020	2019	2018	2017 A	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$27.80	$20.24	$21.58	$17.61	$16.65	$13.86
Income from Investment Operations
Net investment income (loss)C	.14	.16	.21	.23	.12	.22
Net realized and unrealized gain (loss)	7.63	8.08	(.15)	4.40	1.04	2.73
Total from investment operations	7.77	8.24	.06	4.63	1.16	2.95
Distributions from net investment income	(.16)	(.18)	(.24)D	(.18)	(.04)	(.16)
Distributions from net realized gain	(1.16)	(.51)	(1.16)D	(.48)	(.16)	–
Total distributions	(1.32)	(.68)E	(1.40)	(.66)	(.20)	(.16)
Net asset value, end of period	$34.25	$27.80	$20.24	$21.58	$17.61	$16.65
Total ReturnF,G	29.08%	41.73%	1.28%	26.86%	7.04%	21.33%
Ratios to Average Net AssetsH,I
Expenses before reductions	.39%	.39%	.39%	.39%	.40%J	.45%
Expenses net of fee waivers, if any	.39%	.39%	.39%	.39%	.40%J	.45%
Expenses net of all reductions	.39%	.39%	.39%	.39%	.40%J	.45%
Net investment income (loss)	.47%	.74%	1.07%	1.18%	1.44%J	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$1,784,746	$1,417,537	$1,106,497	$1,181,986	$924,332	$825,463
Portfolio turnover rateK	84%	69%	85%	100%	110%J	86%

 A For the six month period ended August 31. The Fund changed its fiscal year end from February 28 to August 31, effective August 31, 2017.

 B For the year ended February 28.

 C Calculated based on average shares outstanding during the period.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Large Cap Value Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Large Cap Value Enhanced Index Fund	39.12%	12.90%	13.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Value Enhanced Index Fund on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$36,183	Fidelity® Large Cap Value Enhanced Index Fund
$34,022	Russell 1000® Value Index

Fidelity® Large Cap Value Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.17% for the 12 months ending August 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. The rally slowed in September 2020, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through August, driven by corporate earnings and a rebounding economy. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+56%) led, driven by banks, which rose 67% as the economy brightened. Energy (+43%) also stood out. In contrast, notable “laggards” included consumer staples (+14%) and consumer discretionary (+18%).

Comments from Senior Portfolio Manager Maximilian Kaufmann, of the Geode Capital Management, LLC, investment management team:  For the fiscal year ending August 31, 2021, the fund gained 39.12%, outperforming the 36.44% result of the benchmark Russell 1000® Value Index. Versus the benchmark, security selection was the primary contributor, especially in the consumer discretionary sector. Strong picks in the industrials sector, especially within the capital goods industry, also helped. Also helping was stock selection in the financials sector, primarily driven by the diversified financials industry. General Electric, the fund's top individual relative contributor, increased 107% this period. Also boosting value was our overweighting in AGCO, which gained 99%. The fund's non-benchmark stake in Applied Materials, a position not held at period end, gained approximately 118%. Conversely, the primary detractors from performance versus the benchmark were stock picks and an overweighting in health care. Stock picking and an underweighting in materials also hampered relative performance. Also detracting from the fund's relative result was an underweighting in the information technology sector, especially within the technology hardware & equipment industry. The biggest individual relative detractor was an overweight position in Royal Gold (-7%), which was a stake that was not held at the end of this period. Our second-largest detractor this period was Procter & Gamble. The company is among the fund's biggest holdings and gained about 5% the past 12 months and detracted from relative performance. Another notable relative detractor was an outsized stake in Chevron (+23%), which was among the fund's largest holdings the past 12 months. Notable changes in positioning include a higher allocation to the energy and health care sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Large Cap Value Enhanced Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of August 31, 2021

% of fund's net assets
Berkshire Hathaway, Inc. Class B	2.9
Johnson & Johnson	2.6
JPMorgan Chase & Co.	2.0
UnitedHealth Group, Inc.	1.8
Procter & Gamble Co.	1.6
Walmart, Inc.	1.5
Intel Corp.	1.5
Bank of America Corp.	1.4
Cisco Systems, Inc.	1.3
Verizon Communications, Inc.	1.2
17.8

Top Market Sectors as of August 31, 2021

% of fund's net assets
Financials	19.7
Health Care	18.8
Information Technology	11.5
Industrials	10.7
Consumer Discretionary	7.4
Consumer Staples	6.9
Communication Services	6.7
Energy	5.7
Real Estate	4.9
Materials	3.8

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Stocks and Equity Futures	100.0%

 * Foreign investments - 5.4%

Fidelity® Large Cap Value Enhanced Index Fund

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
COMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 2.0%
AT&T, Inc.	1,839,015	$50,425,791
Lumen Technologies, Inc. (a)	157,570	1,938,111
Verizon Communications, Inc.	1,314,486	72,296,730
		124,660,632
Entertainment - 1.9%
Activision Blizzard, Inc.	239,820	19,753,973
Electronic Arts, Inc.	251,176	36,473,267
The Walt Disney Co. (b)	342,334	62,065,154
		118,292,394
Interactive Media & Services - 1.4%
Alphabet, Inc.:
Class A (b)	12,567	36,368,270
Class C (b)	16,806	48,892,687
		85,260,957
Media - 1.3%
Comcast Corp. Class A	1,180,926	71,658,590
Liberty Media Corp.:
Liberty SiriusXM Series A (b)	88,544	4,382,928
Liberty SiriusXM Series C (b)	32,568	1,607,231
News Corp. Class A	193,460	4,347,046
		81,995,795
Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	175,507	3,566,302

TOTAL COMMUNICATION SERVICES		413,776,080

CONSUMER DISCRETIONARY - 7.4%
Automobiles - 0.2%
Ford Motor Co. (b)	1,201,810	15,659,584
Distributors - 0.4%
Genuine Parts Co.	79,474	9,710,928
LKQ Corp. (b)	274,871	14,482,953
		24,193,881
Diversified Consumer Services - 0.1%
Graham Holdings Co.	2,108	1,300,235
Service Corp. International	39,171	2,458,372
		3,758,607
Hotels, Restaurants & Leisure - 3.0%
Carnival Corp. (a)(b)	999,247	24,121,823
Hilton Worldwide Holdings, Inc. (b)	107,646	13,440,680
Hyatt Hotels Corp. Class A (b)	195,968	14,421,285
International Game Technology PLC (b)	431,933	9,282,240
McDonald's Corp.	276,434	65,642,018
Norwegian Cruise Line Holdings Ltd. (a)(b)	305,005	7,881,329
Royal Caribbean Cruises Ltd. (a)(b)	330,042	27,304,375
Travel+Leisure Co.	231,960	12,702,130
Wendy's Co.	456,455	10,507,594
		185,303,474
Household Durables - 1.6%
D.R. Horton, Inc.	234,774	22,449,090
Lennar Corp. Class A	72,708	7,802,295
Meritage Homes Corp. (b)	177,327	19,779,054
PulteGroup, Inc.	467,460	25,177,396
Toll Brothers, Inc.	138,094	8,846,302
TopBuild Corp. (b)	21,003	4,595,246
Whirlpool Corp. (a)	35,507	7,865,866
		96,515,249
Internet & Direct Marketing Retail - 0.1%
eBay, Inc.	76,499	5,870,533
Leisure Products - 0.2%
Brunswick Corp.	71,872	6,962,241
Polaris, Inc.	64,848	7,766,196
		14,728,437
Multiline Retail - 0.8%
Dollar General Corp.	101,553	22,637,179
Kohl's Corp.	69,740	4,003,076
Target Corp.	81,463	20,119,732
		46,759,987
Specialty Retail - 0.9%
AutoNation, Inc. (a)(b)	119,854	13,074,873
Best Buy Co., Inc.	53,131	6,190,293
CarMax, Inc. (b)	13,007	1,628,606
Dick's Sporting Goods, Inc.	43,272	6,093,130
Foot Locker, Inc.	210,040	11,907,168
O'Reilly Automotive, Inc. (b)	12,898	7,662,444
Ulta Beauty, Inc. (b)	24,429	9,461,596
		56,018,110
Textiles, Apparel & Luxury Goods - 0.1%
Carter's, Inc.	21,010	2,151,004
Deckers Outdoor Corp. (b)	8,939	3,740,525
		5,891,529

TOTAL CONSUMER DISCRETIONARY		454,699,391

CONSUMER STAPLES - 6.9%
Beverages - 0.9%
Keurig Dr. Pepper, Inc.	31,791	1,133,985
Molson Coors Beverage Co. Class B	17,590	836,053
PepsiCo, Inc.	17,825	2,787,652
The Coca-Cola Co.	847,620	47,729,482
		52,487,172
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	12,656	5,764,681
Kroger Co.	29,138	1,341,222
Walmart, Inc.	634,732	94,003,809
		101,109,712
Food Products - 1.7%
Archer Daniels Midland Co.	84,011	5,040,660
Bunge Ltd.	108,241	8,194,926
Conagra Brands, Inc.	61,030	2,021,314
Ingredion, Inc.	15,238	1,338,811
Mondelez International, Inc.	441,092	27,378,580
The J.M. Smucker Co.	70,504	8,719,230
The Kraft Heinz Co.	515,625	18,557,344
Tyson Foods, Inc. Class A	457,828	35,948,655
		107,199,520
Household Products - 1.8%
Colgate-Palmolive Co.	206,895	16,127,465
Procter & Gamble Co.	686,584	97,762,696
		113,890,161
Tobacco - 0.9%
Altria Group, Inc.	285,490	14,340,163
Philip Morris International, Inc.	380,805	39,222,915
		53,563,078

TOTAL CONSUMER STAPLES		428,249,643

ENERGY - 5.7%
Energy Equipment & Services - 0.9%
Baker Hughes Co. Class A	15,143	344,958
Halliburton Co.	1,068,714	21,352,906
Schlumberger Ltd.	1,144,729	32,098,201
		53,796,065
Oil, Gas & Consumable Fuels - 4.8%
Antero Resources Corp. (b)	187,333	2,570,209
Cabot Oil & Gas Corp.	65,612	1,042,575
Chevron Corp.	741,068	71,713,150
ConocoPhillips Co.	824,027	45,758,219
Continental Resources, Inc.	126,450	4,966,956
Devon Energy Corp.	176,632	5,219,476
Diamondback Energy, Inc.	79,589	6,139,495
EOG Resources, Inc.	578,455	39,057,282
EQT Corp. (b)	151,452	2,776,115
Exxon Mobil Corp.	1,294,075	70,552,969
Hess Corp.	143,990	9,899,313
Kinder Morgan, Inc.	216,199	3,517,558
Marathon Oil Corp.	1,665,630	19,571,153
Ovintiv, Inc.	85,842	2,340,053
Pioneer Natural Resources Co.	103,304	15,461,510
		300,586,033

TOTAL ENERGY		354,382,098

FINANCIALS - 19.7%
Banks - 8.3%
Associated Banc-Corp. (a)	53,309	1,099,232
Bank of America Corp.	2,082,197	86,931,725
Citigroup, Inc.	862,883	62,049,917
Citizens Financial Group, Inc.	516,111	22,600,501
Comerica, Inc.	151,823	11,221,238
East West Bancorp, Inc.	48,208	3,535,575
Eastern Bankshares, Inc. (a)	173,434	3,430,525
First Republic Bank	58,879	11,713,388
FNB Corp., Pennsylvania	168,943	1,973,254
Hancock Whitney Corp.	126,818	5,828,555
Huntington Bancshares, Inc.	628,121	9,754,719
JPMorgan Chase & Co.	782,306	125,129,845
KeyCorp	435,767	8,854,785
M&T Bank Corp.	20,236	2,833,242
PacWest Bancorp	86,847	3,695,340
PNC Financial Services Group, Inc.	164,204	31,379,384
Popular, Inc.	112,715	8,559,577
Regions Financial Corp.	1,373,477	28,060,135
SVB Financial Group (b)	12,703	7,107,329
Synovus Financial Corp.	43,439	1,872,221
Truist Financial Corp.	71,690	4,090,631
U.S. Bancorp	45,111	2,588,920
Umpqua Holdings Corp.	132,204	2,574,012
Wells Fargo & Co.	1,360,630	62,180,791
Wintrust Financial Corp.	35,398	2,649,186
		511,714,027
Capital Markets - 4.2%
Ameriprise Financial, Inc.	66,530	18,156,702
Artisan Partners Asset Management, Inc.	19,572	1,016,961
Bank of New York Mellon Corp.	176,897	9,768,252
BlackRock, Inc. Class A	8,537	8,052,867
Charles Schwab Corp.	63,355	4,615,412
CME Group, Inc.	10,001	2,017,402
Goldman Sachs Group, Inc.	130,881	54,120,602
Intercontinental Exchange, Inc.	79,994	9,561,683
Jefferies Financial Group, Inc.	487,383	18,013,676
Morgan Stanley	691,522	72,215,642
NASDAQ, Inc.	50,330	9,853,607
Raymond James Financial, Inc.	118,589	16,590,601
SEI Investments Co.	8,896	558,758
State Street Corp.	335,690	31,188,958
Stifel Financial Corp.	120,252	8,309,413
		264,040,536
Consumer Finance - 1.3%
Capital One Financial Corp.	264,285	43,863,381
OneMain Holdings, Inc.	61,860	3,577,364
SLM Corp.	820,472	15,383,850
Synchrony Financial	352,084	17,516,179
		80,340,774
Diversified Financial Services - 2.9%
Berkshire Hathaway, Inc. Class B (b)	624,972	178,598,242
Insurance - 2.9%
Allstate Corp.	33,898	4,585,721
American International Group, Inc.	236,672	12,912,824
Aon PLC	21,388	6,135,362
Arthur J. Gallagher & Co.	9,204	1,321,878
Assurant, Inc.	15,909	2,706,280
Chubb Ltd.	96,190	17,691,265
Everest Re Group Ltd.	9,795	2,594,696
Fidelity National Financial, Inc.	364,614	17,804,102
First American Financial Corp.	379,193	26,744,482
Hartford Financial Services Group, Inc.	10,152	682,417
MetLife, Inc.	655,668	40,651,416
Primerica, Inc.	34,162	5,224,736
Reinsurance Group of America, Inc.	68,804	7,968,879
Selective Insurance Group, Inc.	47,129	3,938,571
The Travelers Companies, Inc.	64,853	10,357,673
W.R. Berkley Corp.	226,345	17,046,042
Willis Towers Watson PLC	11,936	2,634,514
		181,000,858
Thrifts & Mortgage Finance - 0.1%
New York Community Bancorp, Inc.	460,914	5,770,643

TOTAL FINANCIALS		1,221,465,080

HEALTH CARE - 18.8%
Biotechnology - 2.2%
Amgen, Inc.	104,977	23,675,463
Biogen, Inc. (b)	71,934	24,379,152
Gilead Sciences, Inc.	817,828	59,521,522
Incyte Corp. (b)	53,532	4,094,663
Regeneron Pharmaceuticals, Inc. (b)	25,892	17,435,673
United Therapeutics Corp. (b)	33,573	7,214,166
		136,320,639
Health Care Equipment & Supplies - 3.6%
Abbott Laboratories	216,466	27,354,808
Baxter International, Inc.	364,207	27,759,858
Boston Scientific Corp. (b)	293,271	13,241,186
Danaher Corp.	197,463	64,009,606
Envista Holdings Corp. (b)	155,075	6,635,659
Hologic, Inc. (b)	33,083	2,618,519
Medtronic PLC	437,314	58,372,673
Ortho Clinical Diagnostics Holdings PLC	103,559	2,116,746
Quidel Corp. (a)(b)	6,914	891,560
STERIS PLC	27,899	5,998,564
Stryker Corp.	30,877	8,556,017
Zimmer Biomet Holdings, Inc.	49,288	7,415,380
		224,970,576
Health Care Providers & Services - 4.1%
Amedisys, Inc. (b)	5,773	1,059,057
Anthem, Inc.	153,508	57,585,456
CVS Health Corp.	680,207	58,763,083
Encompass Health Corp.	23,272	1,825,688
Laboratory Corp. of America Holdings (b)	41,394	12,558,112
Quest Diagnostics, Inc.	15,977	2,441,765
Select Medical Holdings Corp. (a)	204,748	7,078,138
UnitedHealth Group, Inc.	268,629	111,822,194
		253,133,493
Health Care Technology - 0.5%
Cerner Corp.	221,318	16,897,629
Veeva Systems, Inc. Class A (b)	34,447	11,435,715
		28,333,344
Life Sciences Tools & Services - 2.2%
Agilent Technologies, Inc.	179,950	31,575,827
Bio-Rad Laboratories, Inc. Class A (b)	27,997	22,532,546
Illumina, Inc. (b)	18,785	8,587,751
PerkinElmer, Inc.	22,320	4,124,736
QIAGEN NV (b)	28,528	1,592,433
Syneos Health, Inc. (b)	26,517	2,460,247
Thermo Fisher Scientific, Inc.	109,410	60,717,080
Waters Corp. (b)	13,556	5,612,455
		137,203,075
Pharmaceuticals - 6.2%
AstraZeneca PLC sponsored ADR	49,980	2,912,834
Bristol-Myers Squibb Co.	1,076,447	71,971,246
Johnson & Johnson	924,259	160,016,961
Merck & Co., Inc.	788,339	60,142,382
Organon & Co.	247,888	8,400,924
Pfizer, Inc.	1,525,035	70,258,362
Viatris, Inc.	548,748	8,028,183
		381,730,892

TOTAL HEALTH CARE		1,161,692,019

INDUSTRIALS - 10.7%
Aerospace & Defense - 2.2%
Curtiss-Wright Corp.	98,173	11,955,508
General Dynamics Corp.	25,773	5,162,590
Lockheed Martin Corp.	13,166	4,737,127
Mercury Systems, Inc. (b)	54,282	2,734,727
Moog, Inc. Class A	165,336	13,134,292
Northrop Grumman Corp.	69,363	25,504,775
Parsons Corp. (a)(b)	95,017	3,366,452
Raytheon Technologies Corp.	300,152	25,440,884
Teledyne Technologies, Inc. (b)	66,779	30,944,053
Textron, Inc.	130,842	9,508,288
The Boeing Co. (b)	23,219	5,096,571
		137,585,267
Air Freight & Logistics - 0.1%
FedEx Corp.	27,945	7,424,707
Airlines - 0.2%
Alaska Air Group, Inc. (b)	52,563	3,013,962
Southwest Airlines Co. (b)	215,605	10,732,817
		13,746,779
Building Products - 0.5%
Johnson Controls International PLC	265,804	19,882,139
Simpson Manufacturing Co. Ltd.	23,212	2,626,438
UFP Industries, Inc.	81,860	6,146,049
		28,654,626
Commercial Services & Supplies - 0.9%
Clean Harbors, Inc. (b)	92,052	9,446,376
Republic Services, Inc.	326,374	40,512,805
Waste Management, Inc.	26,037	4,038,599
		53,997,780
Construction & Engineering - 0.6%
EMCOR Group, Inc.	166,552	20,236,068
Quanta Services, Inc.	155,334	15,859,601
		36,095,669
Electrical Equipment - 1.6%
AMETEK, Inc.	99,623	13,545,739
Atkore, Inc. (b)	12,232	1,134,763
Eaton Corp. PLC	240,795	40,540,246
Emerson Electric Co.	157,236	16,588,398
Hubbell, Inc. Class B	30,540	6,294,599
nVent Electric PLC	480,630	16,514,447
Regal Beloit Corp.	16,520	2,468,418
		97,086,610
Industrial Conglomerates - 1.5%
3M Co.	17,364	3,381,465
General Electric Co.	313,749	33,072,282
Honeywell International, Inc.	138,111	32,029,322
Roper Technologies, Inc.	48,893	23,629,009
		92,112,078
Machinery - 1.6%
AGCO Corp.	174,037	23,950,972
Caterpillar, Inc.	140,780	29,686,279
Cummins, Inc.	64,249	15,161,479
Deere & Co.	66,230	25,036,927
Gates Industrial Corp. PLC (b)	320,296	5,246,448
		99,082,105
Professional Services - 0.5%
CACI International, Inc. Class A (b)	67,396	17,357,166
IHS Markit Ltd.	58,396	7,042,558
Manpower, Inc.	55,769	6,771,472
		31,171,196
Road & Rail - 1.0%
CSX Corp.	492,262	16,013,283
Norfolk Southern Corp.	35,935	9,110,960
Old Dominion Freight Lines, Inc.	4,053	1,170,182
Ryder System, Inc.	62,300	4,952,227
Schneider National, Inc. Class B	312,448	7,042,578
Union Pacific Corp.	81,070	17,579,219
Werner Enterprises, Inc.	174,443	8,226,732
		64,095,181
Trading Companies & Distributors - 0.0%
MSC Industrial Direct Co., Inc. Class A	13,408	1,129,088

TOTAL INDUSTRIALS		662,181,086

INFORMATION TECHNOLOGY - 11.5%
Communications Equipment - 1.7%
Ciena Corp. (b)	218,375	12,475,764
Cisco Systems, Inc.	1,388,017	81,920,763
Juniper Networks, Inc.	325,296	9,427,078
		103,823,605
Electronic Equipment & Components - 0.4%
Avnet, Inc.	27,476	1,111,679
National Instruments Corp.	380,345	15,906,028
Vontier Corp.	242,671	8,825,944
		25,843,651
IT Services - 2.8%
Alliance Data Systems Corp.	35,715	3,503,999
Amdocs Ltd.	335,379	25,834,244
Automatic Data Processing, Inc.	75,354	15,752,000
Cognizant Technology Solutions Corp. Class A	71,802	5,479,211
DXC Technology Co. (b)	138,513	5,086,197
EPAM Systems, Inc. (b)	11,187	7,079,245
Fidelity National Information Services, Inc.	67,680	8,647,474
FleetCor Technologies, Inc. (b)	90,760	23,895,293
Gartner, Inc. (b)	39,585	12,221,473
Global Payments, Inc.	83,968	13,656,556
IBM Corp.	340,101	47,729,774
SolarWinds, Inc. (a)	41,690	711,648
The Western Union Co.	290,515	6,286,745
		175,883,859
Semiconductors & Semiconductor Equipment - 3.2%
Broadcom, Inc.	11,661	5,797,966
Cirrus Logic, Inc. (b)	156,200	13,069,254
Intel Corp.	1,702,547	92,039,691
Micron Technology, Inc.	29,633	2,183,952
NVIDIA Corp.	47,916	10,725,997
NXP Semiconductors NV	27,552	5,927,262
Qualcomm, Inc.	211,209	30,982,248
Synaptics, Inc. (b)	16,923	3,211,647
Texas Instruments, Inc.	165,955	31,682,469
		195,620,486
Software - 3.1%
Adobe, Inc. (b)	15,316	10,165,229
Black Knight, Inc. (b)	280,239	21,205,685
Box, Inc. Class A (b)	657,239	16,943,621
Dropbox, Inc. Class A (b)	1,023,105	32,442,660
FireEye, Inc. (b)	209,830	3,816,808
Qualys, Inc. (b)	18,821	2,209,209
Salesforce.com, Inc. (b)	97,560	25,879,741
SS&C Technologies Holdings, Inc.	303,103	22,932,773
Synopsys, Inc. (b)	98,515	32,730,624
Teradata Corp. (b)	65,499	3,582,140
Workday, Inc. Class A (b)	77,953	21,293,641
		193,202,131
Technology Hardware, Storage & Peripherals - 0.3%
NetApp, Inc.	117,911	10,485,825
Western Digital Corp. (b)	100,398	6,345,154
		16,830,979

TOTAL INFORMATION TECHNOLOGY		711,204,711

MATERIALS - 3.8%
Chemicals - 1.9%
CF Industries Holdings, Inc.	286,317	13,004,518
Corteva, Inc.	814,142	35,797,824
Dow, Inc.	93,914	5,907,191
DuPont de Nemours, Inc.	347,139	25,695,229
Eastman Chemical Co.	130,587	14,777,225
NewMarket Corp.	11,028	3,856,822
Olin Corp.	330,024	16,448,396
		115,487,205
Construction Materials - 0.2%
Vulcan Materials Co.	81,873	15,222,647
Containers & Packaging - 0.2%
International Paper Co.	77,809	4,675,543
WestRock Co.	206,959	10,770,146
		15,445,689
Metals & Mining - 1.5%
Alcoa Corp. (b)	489,332	21,711,661
Freeport-McMoRan, Inc.	1,043,982	37,990,505
Hecla Mining Co. (a)	1,318,954	8,111,567
Reliance Steel & Aluminum Co.	154,894	23,240,296
		91,054,029

TOTAL MATERIALS		237,209,570

REAL ESTATE - 4.9%
Equity Real Estate Investment Trusts (REITs) - 4.7%
American Homes 4 Rent Class A	469,021	19,670,741
American Tower Corp.	33,633	9,826,554
Apartment Income (REIT) Corp.	340,118	17,284,797
Brixmor Property Group, Inc.	68,129	1,597,625
Camden Property Trust (SBI)	41,729	6,261,019
Crown Castle International Corp.	75,850	14,767,237
CubeSmart	29,608	1,584,028
Equity Commonwealth	229,213	6,037,470
Extra Space Storage, Inc.	27,106	5,066,382
First Industrial Realty Trust, Inc.	84,387	4,724,828
Gaming & Leisure Properties	63,332	3,122,268
Healthcare Realty Trust, Inc.	211,165	6,341,285
Hudson Pacific Properties, Inc.	80,891	2,133,905
Invitation Homes, Inc.	273,023	11,243,087
JBG SMITH Properties	163,538	4,927,400
Kilroy Realty Corp.	98,815	6,487,205
Life Storage, Inc.	112,871	14,045,667
National Storage Affiliates Trust	286,763	16,417,182
Potlatch Corp.	87,203	4,530,196
Prologis (REIT), Inc.	220,467	29,688,086
PS Business Parks, Inc.	42,494	6,681,332
Public Storage	73,187	23,684,045
Realty Income Corp.	231,817	16,741,824
Rexford Industrial Realty, Inc.	34,032	2,107,602
SBA Communications Corp. Class A	50,234	18,032,499
Stag Industrial, Inc.	190,833	8,062,694
Terreno Realty Corp.	40,881	2,731,260
Ventas, Inc.	87,161	4,875,786
Weyerhaeuser Co.	674,593	24,285,348
		292,959,352
Real Estate Management & Development - 0.2%
eXp World Holdings, Inc. (a)	73,982	3,392,075
Jones Lang LaSalle, Inc. (b)	7,633	1,850,468
Opendoor Technologies, Inc. (a)(b)	342,036	6,064,298
		11,306,841

TOTAL REAL ESTATE		304,266,193

UTILITIES - 3.3%
Electric Utilities - 2.2%
American Electric Power Co., Inc.	25,104	2,248,565
Duke Energy Corp.	224,103	23,454,620
Entergy Corp.	16,864	1,865,327
Hawaiian Electric Industries, Inc.	293,426	12,793,374
IDACORP, Inc.	97,868	10,310,394
NextEra Energy, Inc.	627,905	52,737,741
NRG Energy, Inc.	129,896	5,932,350
OGE Energy Corp.	150,793	5,339,580
Portland General Electric Co.	201,046	10,323,712
PPL Corp.	106,643	3,129,972
Southern Co.	83,785	5,507,188
		133,642,823
Gas Utilities - 0.0%
UGI Corp.	21,281	985,523
Independent Power and Renewable Electricity Producers - 0.0%
Clearway Energy, Inc. Class C (a)	26,368	827,692
Multi-Utilities - 1.1%
Ameren Corp.	36,766	3,225,114
DTE Energy Co.	13,433	1,616,527
MDU Resources Group, Inc.	463,822	14,921,154
NiSource, Inc.	80,486	1,983,980
Public Service Enterprise Group, Inc.	239,060	15,285,496
Sempra Energy	107,537	14,233,597
WEC Energy Group, Inc.	161,041	15,215,154
		66,481,022

TOTAL UTILITIES		201,937,060

TOTAL COMMON STOCKS
(Cost $4,857,048,510)		6,151,062,931

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.06% (c)	25,800,511	25,805,671
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	54,818,544	54,824,025
TOTAL MONEY MARKET FUNDS
(Cost $80,629,696)		80,629,696
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $4,937,678,206)		6,231,692,627
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(44,184,242)
NET ASSETS - 100%		$6,187,508,385

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	159	Sept. 2021	$35,937,975	$2,380,865	$2,380,865

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$94,657,997	$1,028,009,413	$1,096,846,949	$42,533	$(14,790)	$--	$25,805,671	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	38,880,593	558,052,310	542,108,878	45,315	--	--	54,824,025	0.2%
Total	$133,538,590	$1,586,061,723	$1,638,955,827	$87,848	$(14,790)	$--	$80,629,696

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$413,776,080	$413,776,080	$--	$--
Consumer Discretionary	454,699,391	454,699,391	--	--
Consumer Staples	428,249,643	428,249,643	--	--
Energy	354,382,098	354,382,098	--	--
Financials	1,221,465,080	1,221,465,080	--	--
Health Care	1,161,692,019	1,161,692,019	--	--
Industrials	662,181,086	662,181,086	--	--
Information Technology	711,204,711	711,204,711	--	--
Materials	237,209,570	237,209,570	--	--
Real Estate	304,266,193	304,266,193	--	--
Utilities	201,937,060	201,937,060	--	--
Money Market Funds	80,629,696	80,629,696	--	--
Total Investments in Securities:	$6,231,692,627	$6,231,692,627	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$2,380,865	$2,380,865	$--	$--
Total Assets	$2,380,865	$2,380,865	$--	$--
Total Derivative Instruments:	$2,380,865	$2,380,865	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$2,380,865	$0
Total Equity Risk	2,380,865	0
Total Value of Derivatives	$2,380,865	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Large Cap Value Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $53,995,264) — See accompanying schedule: Unaffiliated issuers (cost $4,857,048,510)	$6,151,062,931
Fidelity Central Funds (cost $80,629,696)	80,629,696
Total Investment in Securities (cost $4,937,678,206)		$6,231,692,627
Segregated cash with brokers for derivative instruments		1,794,000
Receivable for fund shares sold		3,543,058
Dividends receivable		10,707,599
Distributions receivable from Fidelity Central Funds		4,672
Other receivables		53
Total assets		6,247,742,009
Liabilities
Payable for fund shares redeemed	$3,378,010
Accrued management fee	1,998,148
Payable for daily variation margin on futures contracts	36,442
Collateral on securities loaned	54,821,024
Total liabilities		60,233,624
Net Assets		$6,187,508,385
Net Assets consist of:
Paid in capital		$4,341,580,017
Total accumulated earnings (loss)		1,845,928,368
Net Assets		$6,187,508,385
Net Asset Value, offering price and redemption price per share ($6,187,508,385 ÷ 358,002,999 shares)		$17.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$102,221,104
Interest		7,213
Income from Fidelity Central Funds (including $45,315 from security lending)		87,848
Total income		102,316,165
Expenses
Management fee	$19,494,567
Independent trustees' fees and expenses	19,662
Miscellaneous	1,946
Total expenses before reductions	19,516,175
Expense reductions	(17)
Total expenses after reductions		19,516,158
Net investment income (loss)		82,800,007
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	582,433,416
Fidelity Central Funds	(14,790)
Futures contracts	30,205,612
Total net realized gain (loss)		612,624,238
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	891,530,679
Futures contracts	(7,084,942)
Total change in net unrealized appreciation (depreciation)		884,445,737
Net gain (loss)		1,497,069,975
Net increase (decrease) in net assets resulting from operations		$1,579,869,982

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$82,800,007	$82,780,635
Net realized gain (loss)	612,624,238	(74,800,031)
Change in net unrealized appreciation (depreciation)	884,445,737	57,205,902
Net increase (decrease) in net assets resulting from operations	1,579,869,982	65,186,506
Distributions to shareholders	(72,050,354)	(133,328,253)
Share transactions
Proceeds from sales of shares	1,305,285,422	1,109,158,059
Reinvestment of distributions	69,423,163	129,596,262
Cost of shares redeemed	(582,158,495)	(1,040,826,463)
Net increase (decrease) in net assets resulting from share transactions	792,550,090	197,927,858
Total increase (decrease) in net assets	2,300,369,718	129,786,111
Net Assets
Beginning of period	3,887,138,667	3,757,352,556
End of period	$6,187,508,385	$3,887,138,667
Other Information
Shares
Sold	83,825,151	90,730,727
Issued in reinvestment of distributions	5,016,125	9,571,363
Redeemed	(38,515,307)	(86,005,764)
Net increase (decrease)	50,325,969	14,296,326

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Large Cap Value Enhanced Index Fund

Years ended August 31,	2021	2020	2019	2018	2017 A	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$12.63	$12.81	$13.81	$12.50	$12.53	$9.94
Income from Investment Operations
Net investment income (loss)C	.25	.28	.30	.30	.14	.25
Net realized and unrealized gain (loss)	4.63	–D	(.46)	1.57	(.04)	2.55
Total from investment operations	4.88	.28	(.16)	1.87	.10	2.80
Distributions from net investment income	(.23)	(.29)	(.31)	(.22)	(.04)	(.21)
Distributions from net realized gain	–	(.17)	(.54)	(.34)	(.09)	–
Total distributions	(.23)	(.46)	(.84)E	(.56)	(.13)	(.21)
Net asset value, end of period	$17.28	$12.63	$12.81	$13.81	$12.50	$12.53
Total ReturnF,G	39.12%	1.95%	(.77)%	15.20%	.79%	28.30%
Ratios to Average Net AssetsH,I
Expenses before reductions	.39%	.39%	.39%	.39%	.40%J	.45%
Expenses net of fee waivers, if any	.39%	.39%	.39%	.39%	.40%J	.45%
Expenses net of all reductions	.39%	.39%	.39%	.39%	.40%J	.45%
Net investment income (loss)	1.65%	2.21%	2.37%	2.27%	2.27%J	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$6,187,508	$3,887,139	$3,757,353	$3,925,278	$3,062,841	$2,889,227
Portfolio turnover rateK	75%	81%	94%	99%	93%J	81%

 A For the six month period ended August 31. The Fund changed its fiscal year end from February 28 to August 31, effective August 31, 2017.

 B For the year ended February 28.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Large Cap Core Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Large Cap Core Enhanced Index Fund	32.14%	17.88%	16.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Core Enhanced Index Fund on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$44,133	Fidelity® Large Cap Core Enhanced Index Fund
$45,424	S&P 500® Index

Fidelity® Large Cap Core Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.17% for the 12 months ending August 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. The rally slowed in September 2020, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through August, driven by corporate earnings and a rebounding economy. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+56%) led, driven by banks, which rose 67% as the economy brightened. Energy (+43%) also stood out. In contrast, notable “laggards” included consumer staples (+14%) and consumer discretionary (+18%).

Comments from Senior Portfolio Manager Maximilian Kaufmann, of the Geode Capital Management, LLC, investment management team:  For the fiscal year ending August 31, 2021, the fund gained 32.14%, outperforming the 31.17% result of the benchmark S&P 500® index. Versus the benchmark, security selection was the primary contributor, especially in the industrials sector. Strong picks in the consumer discretionary sector, especially within the consumer services industry, also helped. Also bolstering the fund's relative result was security selection and an underweighting in consumer staples. Scientific Games, the fund's largest individual contributor, increased about 120% this period. This was a position we established the past 12 months. Our second-largest contributor was Park Hotels & Resorts, which gained roughly 139% the past year. Park Hotels & Resorts was sold in the past 12 months. Another contributor this period was AGCO. The stock gained approximately 99% the past 12 months. All of these contributors were non-benchmark positions. In contrast, the biggest detractors from performance versus the benchmark were stock picks and an overweighting in the health care sector, especially within the health care equipment & services industry. Stock selection and an underweighting in materials and an overweighting in consumer discretionary also hindered the fund's relative performance. The biggest individual relative detractor was an underweight position in Salesforce.com (-3%). This period we reduced our stake. Another notable relative detractor was an underweighting in Exxon Mobil (+46%). This period we increased our stake. Another notable relative detractor was an outsized stake in Intel (+11%). Notable changes in positioning include increased exposure to the financials sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Large Cap Core Enhanced Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of August 31, 2021

% of fund's net assets
Microsoft Corp.	5.9
Apple, Inc.	5.9
Amazon.com, Inc.	3.7
Facebook, Inc. Class A	2.7
Alphabet, Inc. Class A	2.2
Alphabet, Inc. Class C	2.1
Berkshire Hathaway, Inc. Class B	1.9
NVIDIA Corp.	1.8
Johnson & Johnson	1.5
UnitedHealth Group, Inc.	1.3
29.0

Top Market Sectors as of August 31, 2021

% of fund's net assets
Information Technology	28.5
Health Care	14.1
Consumer Discretionary	12.3
Financials	10.4
Communication Services	10.1
Industrials	6.9
Consumer Staples	5.3
Energy	3.9
Real Estate	2.5
Materials	2.4

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Stocks and Equity Futures	100.0%

 * Foreign investments - 2.1%

Fidelity® Large Cap Core Enhanced Index Fund

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
COMMUNICATION SERVICES - 10.1%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	69,610	$1,908,706
Verizon Communications, Inc.	242,585	13,342,175
		15,250,881
Entertainment - 1.5%
Activision Blizzard, Inc.	92,117	7,587,677
Electronic Arts, Inc.	52,356	7,602,615
Netflix, Inc. (a)	3,715	2,114,541
The Walt Disney Co. (a)	28,166	5,106,496
		22,411,329
Interactive Media & Services - 7.0%
Alphabet, Inc.:
Class A (a)	11,568	33,477,214
Class C (a)	11,058	32,170,376
Facebook, Inc. Class A (a)	107,059	40,616,043
		106,263,633
Media - 0.6%
Comcast Corp. Class A	149,202	9,053,577

TOTAL COMMUNICATION SERVICES		152,979,420

CONSUMER DISCRETIONARY - 12.3%
Automobiles - 1.4%
Ford Motor Co. (a)	236,804	3,085,556
Tesla, Inc. (a)	24,559	18,068,547
		21,154,103
Hotels, Restaurants & Leisure - 2.3%
International Game Technology PLC (a)	41,438	890,503
McDonald's Corp.	57,741	13,711,178
Scientific Games Corp. Class A (a)	40,004	2,894,289
Starbucks Corp.	68,991	8,105,753
Travel+Leisure Co.	74,155	4,060,728
Wendy's Co.	129,631	2,984,106
Yum! Brands, Inc.	13,297	1,742,306
		34,388,863
Household Durables - 1.3%
D.R. Horton, Inc.	38,461	3,677,641
Meritage Homes Corp. (a)(b)	41,678	4,648,764
NVR, Inc. (a)	823	4,263,091
PulteGroup, Inc.	94,462	5,087,723
Toll Brothers, Inc. (b)	32,287	2,068,305
		19,745,524
Internet & Direct Marketing Retail - 3.8%
Amazon.com, Inc. (a)	16,059	55,737,417
eBay, Inc.	19,927	1,529,198
		57,266,615
Leisure Products - 0.0%
Brunswick Corp.	5,016	485,900
Polaris, Inc.	1,615	193,412
		679,312
Multiline Retail - 0.9%
Dollar General Corp.	23,277	5,188,676
Dollar Tree, Inc. (a)	8,682	786,068
Target Corp.	29,681	7,330,613
		13,305,357
Specialty Retail - 2.0%
AutoNation, Inc. (a)(b)	12,672	1,382,388
Foot Locker, Inc.	25,683	1,455,969
Lowe's Companies, Inc.	44,290	9,030,288
O'Reilly Automotive, Inc. (a)	5,650	3,356,552
The Home Depot, Inc.	31,557	10,293,262
TJX Companies, Inc.	5,368	390,361
Ulta Beauty, Inc. (a)	10,243	3,967,216
		29,876,036
Textiles, Apparel & Luxury Goods - 0.6%
Deckers Outdoor Corp. (a)	1,153	482,473
NIKE, Inc. Class B	52,060	8,576,364
		9,058,837

TOTAL CONSUMER DISCRETIONARY		185,474,647

CONSUMER STAPLES - 5.3%
Beverages - 1.2%
PepsiCo, Inc.	15,305	2,393,549
The Coca-Cola Co.	273,268	15,387,721
		17,781,270
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	21,899	9,974,776
Walmart, Inc.	102,542	15,186,470
		25,161,246
Food Products - 1.0%
Archer Daniels Midland Co.	47,091	2,825,460
Mondelez International, Inc.	109,144	6,774,568
The Kraft Heinz Co.	54,290	1,953,897
Tyson Foods, Inc. Class A	55,437	4,352,913
		15,906,838
Household Products - 1.0%
Colgate-Palmolive Co.	27,380	2,134,271
Procter & Gamble Co.	90,394	12,871,202
		15,005,473
Tobacco - 0.4%
Altria Group, Inc.	19,502	979,585
Philip Morris International, Inc.	54,117	5,574,051
		6,553,636

TOTAL CONSUMER STAPLES		80,408,463

ENERGY - 3.9%
Energy Equipment & Services - 0.7%
Halliburton Co.	185,414	3,704,572
Schlumberger Ltd.	235,709	6,609,280
		10,313,852
Oil, Gas & Consumable Fuels - 3.2%
Antero Resources Corp. (a)(b)	15,381	211,027
Chevron Corp.	54,102	5,235,451
ConocoPhillips Co.	140,545	7,804,464
Continental Resources, Inc.	13,740	539,707
Diamondback Energy, Inc.	3,294	254,099
EOG Resources, Inc.	133,616	9,021,752
Exxon Mobil Corp.	241,049	13,141,991
Hess Corp.	14,238	978,863
Marathon Oil Corp.	319,895	3,758,766
Occidental Petroleum Corp. warrants 8/3/27 (a)	9,120	92,294
Ovintiv, Inc.	25,583	697,393
PDC Energy, Inc.	21,261	887,647
Pioneer Natural Resources Co.	25,096	3,756,118
Texas Pacific Land Corp. (b)	948	1,289,034
		47,668,606

TOTAL ENERGY		57,982,458

FINANCIALS - 10.4%
Banks - 3.9%
Bank of America Corp.	174,123	7,269,635
Citigroup, Inc.	100,698	7,241,193
Citizens Financial Group, Inc.	55,515	2,431,002
Comerica, Inc.	9,522	703,771
First Republic Bank	16,690	3,320,309
Glacier Bancorp, Inc.	3,270	174,160
Hancock Whitney Corp.	42,179	1,938,547
Huntington Bancshares, Inc.	40,303	625,906
JPMorgan Chase & Co.	108,542	17,361,293
KeyCorp	56,945	1,157,122
PNC Financial Services Group, Inc.	22,210	4,244,331
Regions Financial Corp.	222,030	4,536,073
SVB Financial Group (a)	371	207,575
Truist Financial Corp.	19,753	1,127,106
U.S. Bancorp	12,573	721,564
Wells Fargo & Co.	114,737	5,243,481
		58,303,068
Capital Markets - 2.5%
Ameriprise Financial, Inc.	19,634	5,358,315
Artisan Partners Asset Management, Inc.	31,420	1,632,583
Goldman Sachs Group, Inc.	29,891	12,360,227
Jefferies Financial Group, Inc. (b)	59,168	2,186,849
LPL Financial	1,744	257,850
Morgan Stanley	78,428	8,190,236
NASDAQ, Inc.	2,497	488,863
Raymond James Financial, Inc.	21,248	2,972,595
S&P Global, Inc.	2,686	1,192,101
SEI Investments Co.	17,985	1,129,638
State Street Corp.	27,603	2,564,595
Stifel Financial Corp.	4,235	292,639
		38,626,491
Consumer Finance - 1.0%
Capital One Financial Corp.	45,506	7,552,631
OneMain Holdings, Inc.	55,103	3,186,606
SLM Corp.	69,616	1,305,300
Synchrony Financial	75,807	3,771,398
		15,815,935
Diversified Financial Services - 1.9%
Berkshire Hathaway, Inc. Class B (a)	98,481	28,142,915
Insurance - 1.1%
Aon PLC	5,384	1,544,454
Arthur J. Gallagher & Co.	1,869	268,426
First American Financial Corp.	36,414	2,568,279
MetLife, Inc.	90,004	5,580,248
Primerica, Inc.	7,824	1,196,603
Reinsurance Group of America, Inc.	3,164	366,454
Selective Insurance Group, Inc.	12,574	1,050,809
The Travelers Companies, Inc.	3,396	542,375
Trupanion, Inc. (a)(b)	7,952	728,244
W.R. Berkley Corp.	32,875	2,475,816
		16,321,708

TOTAL FINANCIALS		157,210,117

HEALTH CARE - 14.1%
Biotechnology - 2.6%
AbbVie, Inc.	12,316	1,487,526
Amgen, Inc.	32,328	7,290,934
Biogen, Inc. (a)	11,280	3,822,905
Gilead Sciences, Inc.	151,332	11,013,943
Incyte Corp. (a)	65,078	4,977,816
Moderna, Inc. (a)	7,226	2,721,962
Regeneron Pharmaceuticals, Inc. (a)	2,596	1,748,146
United Therapeutics Corp. (a)	8,930	1,918,878
Vertex Pharmaceuticals, Inc. (a)	19,038	3,813,121
		38,795,231
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	79,540	10,051,470
Baxter International, Inc.	63,069	4,807,119
Danaher Corp.	5,322	1,725,180
Edwards Lifesciences Corp. (a)	20,295	2,378,168
IDEXX Laboratories, Inc. (a)	4,401	2,965,218
Intuitive Surgical, Inc. (a)	3,347	3,526,265
Medtronic PLC	34,652	4,625,349
Stryker Corp.	12,918	3,579,578
West Pharmaceutical Services, Inc.	5,612	2,534,491
Zimmer Biomet Holdings, Inc.	4,289	645,280
		36,838,118
Health Care Providers & Services - 2.6%
Anthem, Inc.	29,107	10,918,909
CVS Health Corp.	73,555	6,354,416
Laboratory Corp. of America Holdings (a)	7,133	2,164,010
Molina Healthcare, Inc. (a)	1,883	506,094
UnitedHealth Group, Inc.	47,440	19,747,849
		39,691,278
Health Care Technology - 0.5%
Cerner Corp.	65,750	5,020,013
Veeva Systems, Inc. Class A (a)	8,578	2,847,724
		7,867,737
Life Sciences Tools & Services - 1.9%
Agilent Technologies, Inc.	22,534	3,954,041
Bio-Rad Laboratories, Inc. Class A (a)	2,199	1,769,799
Illumina, Inc. (a)	14,520	6,637,963
Thermo Fisher Scientific, Inc.	21,687	12,035,201
Waters Corp. (a)	8,480	3,510,890
		27,907,894
Pharmaceuticals - 4.1%
AstraZeneca PLC sponsored ADR	24,520	1,429,026
Bristol-Myers Squibb Co.	192,874	12,895,556
Eli Lilly & Co.	3,193	824,720
Johnson & Johnson	135,420	23,445,265
Merck & Co., Inc.	124,045	9,463,393
Pfizer, Inc.	292,482	13,474,646
		61,532,606

TOTAL HEALTH CARE		212,632,864

INDUSTRIALS - 6.9%
Aerospace & Defense - 1.2%
Lockheed Martin Corp.	21,006	7,557,959
Mercury Systems, Inc. (a)	18,849	949,613
Moog, Inc. Class A	41,730	3,315,031
Northrop Grumman Corp.	10,954	4,027,786
Teledyne Technologies, Inc. (a)	3,803	1,762,234
		17,612,623
Air Freight & Logistics - 0.2%
FedEx Corp.	1,221	324,407
United Parcel Service, Inc. Class B	13,146	2,571,752
		2,896,159
Airlines - 0.2%
Alaska Air Group, Inc. (a)	18,304	1,049,551
Southwest Airlines Co. (a)	45,146	2,247,368
		3,296,919
Building Products - 0.3%
Simpson Manufacturing Co. Ltd.	5,664	640,882
UFP Industries, Inc. (b)	45,937	3,448,950
		4,089,832
Commercial Services & Supplies - 0.4%
Clean Harbors, Inc. (a)	14,837	1,522,573
Republic Services, Inc.	36,117	4,483,203
		6,005,776
Construction & Engineering - 0.4%
EMCOR Group, Inc.	48,781	5,926,892
Electrical Equipment - 1.1%
AMETEK, Inc.	21,454	2,917,100
Atkore, Inc. (a)	11,716	1,086,893
Eaton Corp. PLC	17,715	2,982,497
Emerson Electric Co.	84,250	8,888,375
nVent Electric PLC	36,366	1,249,536
		17,124,401
Industrial Conglomerates - 0.6%
3M Co.	27,234	5,303,549
Roper Technologies, Inc.	6,776	3,274,705
		8,578,254
Machinery - 1.6%
AGCO Corp.	47,615	6,552,776
Caterpillar, Inc.	40,161	8,468,750
Cummins, Inc.	1,361	321,169
Deere & Co.	24,830	9,386,485
		24,729,180
Professional Services - 0.1%
CACI International, Inc. Class A (a)	3,759	968,093
IHS Markit Ltd.	169	20,381
TriNet Group, Inc. (a)	11,689	1,076,323
		2,064,797
Road & Rail - 0.8%
Old Dominion Freight Lines, Inc.	13,181	3,805,618
Union Pacific Corp.	34,730	7,530,853
		11,336,471

TOTAL INDUSTRIALS		103,661,304

INFORMATION TECHNOLOGY - 28.5%
Communications Equipment - 0.9%
Cisco Systems, Inc.	225,332	13,299,095
Juniper Networks, Inc.	9,365	271,398
		13,570,493
Electronic Equipment & Components - 0.5%
National Instruments Corp.	84,089	3,516,602
Vontier Corp.	106,303	3,866,240
		7,382,842
IT Services - 4.9%
Accenture PLC Class A	17,675	5,948,698
Alliance Data Systems Corp.	1,182	115,966
Amdocs Ltd.	86,334	6,650,308
Automatic Data Processing, Inc.	7,643	1,597,693
Cognizant Technology Solutions Corp. Class A	39,771	3,034,925
EPAM Systems, Inc. (a)	11,830	7,486,142
Fidelity National Information Services, Inc.	2,631	336,163
FleetCor Technologies, Inc. (a)	15,941	4,196,946
Gartner, Inc. (a)	20,181	6,230,682
IBM Corp.	51,826	7,273,261
MasterCard, Inc. Class A	35,604	12,327,173
PayPal Holdings, Inc. (a)	18,977	5,477,901
SolarWinds, Inc. (b)	7,141	121,897
The Western Union Co.	50,643	1,095,915
Visa, Inc. Class A	51,800	11,867,380
		73,761,050
Semiconductors & Semiconductor Equipment - 5.5%
Applied Materials, Inc.	27,397	3,702,157
Broadcom, Inc.	14,607	7,262,746
Cirrus Logic, Inc. (a)	18,143	1,518,025
Intel Corp.	292,861	15,832,066
Lam Research Corp.	1,183	715,502
NVIDIA Corp.	119,116	26,664,117
NXP Semiconductors NV	3,420	735,745
Qualcomm, Inc.	93,738	13,750,427
Semtech Corp. (a)	5,855	409,382
Texas Instruments, Inc.	70,424	13,444,646
		84,034,813
Software - 10.4%
Adobe, Inc. (a)	27,175	18,036,048
Black Knight, Inc. (a)	51,203	3,874,531
Box, Inc. Class A (a)	161,297	4,158,237
Cadence Design Systems, Inc. (a)	1,790	292,629
Dropbox, Inc. Class A (a)	238,594	7,565,816
HubSpot, Inc. (a)	673	460,648
Microsoft Corp.	294,445	88,887,056
Nutanix, Inc. Class A (a)	831	30,672
Oracle Corp.	89,978	8,019,739
Qualys, Inc. (a)	4,849	569,176
Salesforce.com, Inc. (a)	9,192	2,438,362
ServiceNow, Inc. (a)	5,501	3,540,664
SS&C Technologies Holdings, Inc.	56,869	4,302,709
Synopsys, Inc. (a)	30,081	9,994,111
Workday, Inc. Class A (a)	16,352	4,466,712
		156,637,110
Technology Hardware, Storage & Peripherals - 6.3%
Apple, Inc.	579,242	87,946,313
NetApp, Inc.	55,615	4,945,842
Western Digital Corp. (a)	30,720	1,941,504
		94,833,659

TOTAL INFORMATION TECHNOLOGY		430,219,967

MATERIALS - 2.4%
Chemicals - 0.8%
CF Industries Holdings, Inc.	75,988	3,451,375
Corteva, Inc.	93,352	4,104,687
DuPont de Nemours, Inc.	31,139	2,304,909
NewMarket Corp.	4,089	1,430,046
Olin Corp.	27,044	1,347,873
		12,638,890
Construction Materials - 0.2%
Vulcan Materials Co.	11,917	2,215,728
Metals & Mining - 1.4%
Alcoa Corp. (a)	143,690	6,375,525
Freeport-McMoRan, Inc.	208,858	7,600,343
Nucor Corp.	12,610	1,482,432
Reliance Steel & Aluminum Co.	33,713	5,058,299
		20,516,599

TOTAL MATERIALS		35,371,217

REAL ESTATE - 2.5%
Equity Real Estate Investment Trusts (REITs) - 2.5%
American Tower Corp.	18,685	5,459,196
Apartment Income (REIT) Corp.	44,591	2,266,115
Camden Property Trust (SBI)	4,264	639,771
Crown Castle International Corp.	8,507	1,656,228
Extra Space Storage, Inc.	2,564	479,237
Healthcare Realty Trust, Inc.	18,107	543,753
Kilroy Realty Corp.	4,105	269,493
National Storage Affiliates Trust	94,060	5,384,935
Prologis (REIT), Inc.	12,556	1,690,791
PS Business Parks, Inc.	15,256	2,398,701
Public Storage	24,525	7,936,535
Realty Income Corp.	33,018	2,384,560
SBA Communications Corp. Class A	5,088	1,826,439
Simon Property Group, Inc.	1,438	193,339
Stag Industrial, Inc.	6,590	278,428
Terreno Realty Corp.	1,631	108,967
Weyerhaeuser Co.	113,549	4,087,764
		37,604,252
Real Estate Management & Development - 0.0%
Opendoor Technologies, Inc. (a)(b)	31,342	555,694

TOTAL REAL ESTATE		38,159,946

UTILITIES - 1.1%
Electric Utilities - 0.7%
Hawaiian Electric Industries, Inc.	34,391	1,499,448
IDACORP, Inc.	18,877	1,988,692
NextEra Energy, Inc.	88,658	7,446,385
Portland General Electric Co.	3,163	162,420
		11,096,945
Multi-Utilities - 0.4%
MDU Resources Group, Inc.	89,402	2,876,062
Public Service Enterprise Group, Inc.	14,125	903,153
WEC Energy Group, Inc.	20,508	1,937,596
		5,716,811

TOTAL UTILITIES		16,813,756

TOTAL COMMON STOCKS
(Cost $968,564,451)		1,470,914,159

Money Market Funds - 2.8%
Fidelity Cash Central Fund 0.06% (c)	28,714,272	28,720,015
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	13,968,174	13,969,571
TOTAL MONEY MARKET FUNDS
(Cost $42,689,552)		42,689,586
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $1,011,254,003)		1,513,603,745
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(4,822,933)
NET ASSETS - 100%		$1,508,780,812

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	165	Sept. 2021	$37,294,125	$1,553,683	$1,553,683

The notional amount of futures purchased as a percentage of Net Assets is 2.5%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$17,304,753	$169,996,666	$158,581,405	$14,062	$2	$(1)	$28,720,015	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	7,391,679	130,086,136	123,508,244	8,136	--	--	13,969,571	0.0%
Total	$24,696,432	$300,082,802	$282,089,649	$22,198	$2	$(1)	$42,689,586

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$152,979,420	$152,979,420	$--	$--
Consumer Discretionary	185,474,647	185,474,647	--	--
Consumer Staples	80,408,463	80,408,463	--	--
Energy	57,982,458	57,982,458	--	--
Financials	157,210,117	157,210,117	--	--
Health Care	212,632,864	212,632,864	--	--
Industrials	103,661,304	103,661,304	--	--
Information Technology	430,219,967	430,219,967	--	--
Materials	35,371,217	35,371,217	--	--
Real Estate	38,159,946	38,159,946	--	--
Utilities	16,813,756	16,813,756	--	--
Money Market Funds	42,689,586	42,689,586	--	--
Total Investments in Securities:	$1,513,603,745	$1,513,603,745	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$1,553,683	$1,553,683	$--	$--
Total Assets	$1,553,683	$1,553,683	$--	$--
Total Derivative Instruments:	$1,553,683	$1,553,683	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,553,683	$0
Total Equity Risk	1,553,683	0
Total Value of Derivatives	$1,553,683	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Large Cap Core Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $13,659,416) — See accompanying schedule: Unaffiliated issuers (cost $968,564,451)	$1,470,914,159
Fidelity Central Funds (cost $42,689,552)	42,689,586
Total Investment in Securities (cost $1,011,254,003)		$1,513,603,745
Segregated cash with brokers for derivative instruments		1,587,000
Receivable for investments sold		50,214,224
Receivable for fund shares sold		1,476,783
Dividends receivable		1,799,007
Distributions receivable from Fidelity Central Funds		1,840
Total assets		1,568,682,599
Liabilities
Payable for investments purchased	$44,039,518
Payable for fund shares redeemed	1,378,964
Accrued management fee	479,221
Payable for daily variation margin on futures contracts	34,513
Collateral on securities loaned	13,969,571
Total liabilities		59,901,787
Net Assets		$1,508,780,812
Net Assets consist of:
Paid in capital		$837,561,052
Total accumulated earnings (loss)		671,219,760
Net Assets		$1,508,780,812
Net Asset Value, offering price and redemption price per share ($1,508,780,812 ÷ 64,491,167 shares)		$23.40

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$18,497,126
Interest		1,549
Income from Fidelity Central Funds (including $8,136 from security lending)		22,198
Total income		18,520,873
Expenses
Management fee	$4,855,579
Independent trustees' fees and expenses	5,031
Miscellaneous	541
Total expenses before reductions	4,861,151
Expense reductions	(17)
Total expenses after reductions		4,861,134
Net investment income (loss)		13,659,739
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	166,670,567
Fidelity Central Funds	2
Futures contracts	6,259,170
Total net realized gain (loss)		172,929,739
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	167,482,479
Affiliated issuers	(1)
Futures contracts	(979,386)
Total change in net unrealized appreciation (depreciation)		166,503,092
Net gain (loss)		339,432,831
Net increase (decrease) in net assets resulting from operations		$353,092,570

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,659,739	$13,556,685
Net realized gain (loss)	172,929,739	17,283,529
Change in net unrealized appreciation (depreciation)	166,503,092	169,250,395
Net increase (decrease) in net assets resulting from operations	353,092,570	200,090,609
Distributions to shareholders	(26,171,279)	(21,489,954)
Share transactions
Proceeds from sales of shares	285,679,244	336,476,475
Reinvestment of distributions	22,676,269	20,156,350
Cost of shares redeemed	(213,740,918)	(282,623,722)
Net increase (decrease) in net assets resulting from share transactions	94,614,595	74,009,103
Total increase (decrease) in net assets	421,535,886	252,609,758
Net Assets
Beginning of period	1,087,244,926	834,635,168
End of period	$1,508,780,812	$1,087,244,926
Other Information
Shares
Sold	14,046,394	22,284,606
Issued in reinvestment of distributions	1,209,401	1,226,055
Redeemed	(10,775,930)	(18,390,267)
Net increase (decrease)	4,479,865	5,120,394

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Large Cap Core Enhanced Index Fund

Years ended August 31,	2021	2020	2019	2018	2017 A	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$18.12	$15.21	$16.22	$13.74	$13.21	$10.90
Income from Investment Operations
Net investment income (loss)C	.22	.24	.27	.27	.12	.22
Net realized and unrealized gain (loss)	5.50	3.06	(.27)	2.74	.45	2.29
Total from investment operations	5.72	3.30	–	3.01	.57	2.51
Distributions from net investment income	(.22)	(.26)	(.24)	(.19)	(.04)	(.20)
Distributions from net realized gain	(.22)	(.13)	(.78)	(.33)	–	–
Total distributions	(.44)	(.39)	(1.01)D	(.53)D	(.04)	(.20)
Net asset value, end of period	$23.40	$18.12	$15.21	$16.22	$13.74	$13.21
Total ReturnE,F	32.14%	21.97%	.65%	22.32%	4.29%	23.09%
Ratios to Average Net AssetsG,H
Expenses before reductions	.39%	.39%	.39%	.39%	.40%I	.45%
Expenses net of fee waivers, if any	.39%	.39%	.39%	.39%	.40%I	.45%
Expenses net of all reductions	.39%	.39%	.39%	.39%	.40%I	.45%
Net investment income (loss)	1.09%	1.49%	1.81%	1.78%	1.85%I	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$1,508,781	$1,087,245	$834,635	$758,736	$534,236	$524,986
Portfolio turnover rateJ	83%	63%	77%	92%	88%I	82%

 A For the six month period ended August 31. The Fund changed its fiscal year end from February 28 to August 31, effective August 31, 2017.

 B For the year ended February 28.

 C Calculated based on average shares outstanding during the period.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Mid Cap Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mid Cap Enhanced Index Fund	41.82%	14.50%	14.36%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Enhanced Index Fund on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Index performed over the same period.

Period Ending Values
$38,267	Fidelity® Mid Cap Enhanced Index Fund
$39,906	Russell Midcap® Index

Fidelity® Mid Cap Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.17% for the 12 months ending August 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. The rally slowed in September 2020, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through August, driven by corporate earnings and a rebounding economy. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+56%) led, driven by banks, which rose 67% as the economy brightened. Energy (+43%) also stood out. In contrast, notable “laggards” included consumer staples (+14%) and consumer discretionary (+18%).

Comments from Senior Portfolio Manager Maximilian Kaufmann, of the Geode Capital Management, LLC, investment management team:  For the fiscal year ending August 31, 2021, the fund gained 41.82%, outperforming the 41.24% result of the benchmark Russell MidCap® Index. Versus the benchmark, market selection was the primary contributor, especially in the consumer staples sector. Security selection in industrials and information technology also helped. The fund's biggest individual relative contributor was an overweighting in Freeport-McMoRan, which gained 139% the past year. The company was among the fund's largest holdings this period. Also boosting value was our outsized stake in Generac Holdings, which gained 130%. Another notable relative contributor was our overweighting in Peloton Interactive (+47%), a position not held at period end. Conversely, the largest detractor from performance versus the benchmark was stock picks in health care. Weak picks in the communication services sector, primarily within the media & entertainment industry, also hurt the fund's relative performance. Also hurting the fund's relative performance was security selection and an overweighting in energy. The fund's biggest individual relative detractor was an overweighting in Citrix Systems, which returned about -31% the past 12 months. Also hurting performance was our outsized stake in Quidel, which returned roughly -27%. We added to our position the past year. Also holding back performance was our overweighting in Incyte, which returned roughly -21%. Notable changes in positioning include increased exposure to the real estate sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Mid Cap Enhanced Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of August 31, 2021

% of fund's net assets
Synopsys, Inc.	1.0
Agilent Technologies, Inc.	1.0
Fortinet, Inc.	0.9
Veeva Systems, Inc. Class A	0.9
Chipotle Mexican Grill, Inc.	0.9
Simon Property Group, Inc.	0.9
SBA Communications Corp. Class A	0.8
EPAM Systems, Inc.	0.8
Cadence Design Systems, Inc.	0.8
HubSpot, Inc.	0.8
8.8

Top Market Sectors as of August 31, 2021

% of fund's net assets
Information Technology	20.3
Industrials	14.5
Consumer Discretionary	13.8
Health Care	13.6
Financials	10.4
Real Estate	8.3
Materials	4.5
Communication Services	3.8
Energy	3.5
Utilities	3.4

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Stocks and Equity Futures	100.0%

 * Foreign investments - 4.8%

Fidelity® Mid Cap Enhanced Index Fund

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
COMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 0.1%
Lumen Technologies, Inc. (a)	240,676	$2,960,315
Entertainment - 1.5%
Activision Blizzard, Inc.	54,415	4,482,164
Roku, Inc. Class A (b)	30,393	10,710,493
Spotify Technology SA (b)	63,202	14,810,757
		30,003,414
Interactive Media & Services - 1.2%
Match Group, Inc. (b)	2,562	352,121
Pinterest, Inc. Class A (b)	152,973	8,500,710
Twitter, Inc. (b)	66,114	4,264,353
Zillow Group, Inc.:
Class A (b)	38,591	3,689,300
Class C (b)	74,969	7,179,781
		23,986,265
Media - 1.0%
DISH Network Corp. Class A (b)	130,779	5,700,657
Liberty Media Corp.:
Liberty SiriusXM Series A (b)	29,800	1,475,100
Liberty SiriusXM Series C (b)	33,713	1,663,737
News Corp.:
Class A	259,847	5,838,762
Class B	57,484	1,266,373
The New York Times Co. Class A	25,212	1,280,265
ViacomCBS, Inc. Class B	68,038	2,820,175
		20,045,069

TOTAL COMMUNICATION SERVICES		76,995,063

CONSUMER DISCRETIONARY - 13.8%
Automobiles - 0.4%
Ford Motor Co. (b)	676,552	8,815,473
Distributors - 1.0%
Genuine Parts Co.	58,027	7,090,319
LKQ Corp. (b)	235,204	12,392,899
		19,483,218
Hotels, Restaurants & Leisure - 3.7%
Carnival Corp. (b)	76,792	1,853,759
Chipotle Mexican Grill, Inc. (b)	9,346	17,788,522
Darden Restaurants, Inc.	49,838	7,508,095
Domino's Pizza, Inc.	4,593	2,374,076
International Game Technology PLC (b)	382,316	8,215,971
MGM Resorts International	96,099	4,095,739
Norwegian Cruise Line Holdings Ltd. (a)(b)	20,845	538,635
Royal Caribbean Cruises Ltd. (a)(b)	22,951	1,898,736
Scientific Games Corp. Class A (b)	120,617	8,726,640
Wendy's Co.	469,652	10,811,389
Yum China Holdings, Inc.	69,196	4,259,706
Yum! Brands, Inc.	50,984	6,680,434
		74,751,702
Household Durables - 2.0%
D.R. Horton, Inc.	55,397	5,297,061
Lennar Corp. Class A	105,266	11,296,094
NVR, Inc. (b)	1,778	9,209,933
PulteGroup, Inc.	70,777	3,812,049
Whirlpool Corp. (a)	54,243	12,016,452
		41,631,589
Internet & Direct Marketing Retail - 0.6%
eBay, Inc.	96,537	7,408,249
Etsy, Inc. (b)	16,229	3,509,684
Qurate Retail, Inc. Series A	80,913	892,470
		11,810,403
Leisure Products - 0.9%
Brunswick Corp.	92,266	8,937,807
Mattel, Inc. (b)	18,751	400,334
Polaris, Inc.	81,957	9,815,170
		19,153,311
Multiline Retail - 0.7%
Dollar General Corp.	5,032	1,121,683
Dollar Tree, Inc. (b)	49,889	4,516,950
Target Corp.	31,881	7,873,969
		13,512,602
Specialty Retail - 3.2%
AutoNation, Inc. (a)(b)	75,261	8,210,222
AutoZone, Inc. (b)	2,754	4,266,359
Bath & Body Works, Inc.	149,565	10,092,646
Best Buy Co., Inc.	37,270	4,342,328
Dick's Sporting Goods, Inc.	52,837	7,439,978
Foot Locker, Inc.	67,475	3,825,158
GameStop Corp. Class A (a)(b)	6,089	1,328,863
O'Reilly Automotive, Inc. (b)	17,638	10,478,383
Ulta Beauty, Inc. (b)	30,279	11,727,359
Williams-Sonoma, Inc.	22,760	4,249,292
		65,960,588
Textiles, Apparel & Luxury Goods - 1.3%
Carter's, Inc.	9,369	959,198
Deckers Outdoor Corp. (b)	25,060	10,486,357
lululemon athletica, Inc. (b)	37,248	14,905,532
		26,351,087

TOTAL CONSUMER DISCRETIONARY		281,469,973

CONSUMER STAPLES - 1.6%
Beverages - 0.1%
Molson Coors Beverage Co. Class B	51,011	2,424,553
Food & Staples Retailing - 0.1%
Kroger Co.	16,182	744,857
Food Products - 1.4%
Archer Daniels Midland Co.	263,762	15,825,720
Conagra Brands, Inc.	37,432	1,239,748
Ingredion, Inc.	20,943	1,840,052
The J.M. Smucker Co.	11,304	1,397,966
Tyson Foods, Inc. Class A	106,973	8,399,520
		28,703,006
Personal Products - 0.0%
Nu Skin Enterprises, Inc. Class A (a)	12,331	624,195

TOTAL CONSUMER STAPLES		32,496,611

ENERGY - 3.5%
Energy Equipment & Services - 0.3%
Halliburton Co.	365,778	7,308,244
Oil, Gas & Consumable Fuels - 3.2%
Cabot Oil & Gas Corp.	8,173	129,869
EOG Resources, Inc.	70,625	4,768,600
HollyFrontier Corp.	170,268	5,504,764
Kinder Morgan, Inc.	318,004	5,173,925
Marathon Oil Corp.	460,828	5,414,729
Marathon Petroleum Corp.	166,756	9,883,628
Occidental Petroleum Corp.	334,667	8,597,595
Pioneer Natural Resources Co.	96,416	14,430,583
Targa Resources Corp.	53,721	2,359,426
Texas Pacific Land Corp.	355	482,708
The Williams Companies, Inc.	318,355	7,860,185
		64,606,012

TOTAL ENERGY		71,914,256

FINANCIALS - 10.4%
Banks - 2.2%
Citizens Financial Group, Inc.	268,311	11,749,339
East West Bancorp, Inc.	85,169	6,246,294
First Republic Bank	2,838	564,592
Huntington Bancshares, Inc.	73,495	1,141,377
KeyCorp	51,190	1,040,181
Popular, Inc.	24,758	1,880,123
Regions Financial Corp.	595,986	12,175,994
SVB Financial Group (b)	17,054	9,541,713
Wintrust Financial Corp.	7,553	565,267
		44,904,880
Capital Markets - 4.5%
Affiliated Managers Group, Inc.	52,048	8,853,885
Ameriprise Financial, Inc.	57,359	15,653,845
Cboe Global Markets, Inc.	2,432	306,797
Jefferies Financial Group, Inc.	303,382	11,212,999
LPL Financial	48,300	7,141,155
Morgan Stanley	42,367	4,424,386
MSCI, Inc.	11,278	7,156,793
NASDAQ, Inc.	66,247	12,969,838
Northern Trust Corp.	10,054	1,191,600
Raymond James Financial, Inc.	60,135	8,412,887
SEI Investments Co.	56,099	3,523,578
State Street Corp.	97,757	9,082,603
Stifel Financial Corp.	18,269	1,262,388
		91,192,754
Consumer Finance - 1.2%
Ally Financial, Inc.	114,523	6,058,267
Discover Financial Services	9,922	1,272,199
OneMain Holdings, Inc.	151,800	8,778,594
Synchrony Financial	182,528	9,080,768
		25,189,828
Insurance - 2.4%
American Financial Group, Inc.	35,751	4,931,493
Arch Capital Group Ltd. (b)	35,179	1,445,857
Arthur J. Gallagher & Co.	38,289	5,499,066
Assurant, Inc.	4,115	700,003
CNA Financial Corp.	18,944	840,166
Fidelity National Financial, Inc.	85,466	4,173,305
First American Financial Corp.	126,139	8,896,584
Hartford Financial Services Group, Inc.	29,954	2,013,508
Primerica, Inc.	14,757	2,256,936
Prudential Financial, Inc.	25,232	2,671,564
Reinsurance Group of America, Inc.	22,310	2,583,944
W.R. Berkley Corp.	139,856	10,532,555
Willis Towers Watson PLC	13,327	2,941,535
		49,486,516
Mortgage Real Estate Investment Trusts - 0.1%
Annaly Capital Management, Inc.	312,482	2,715,469

TOTAL FINANCIALS		213,489,447

HEALTH CARE - 13.6%
Biotechnology - 2.9%
Acceleron Pharma, Inc. (b)	815	109,112
Alnylam Pharmaceuticals, Inc. (b)	10,807	2,176,854
Biogen, Inc. (b)	22,277	7,549,898
Gilead Sciences, Inc.	102,679	7,472,978
Incyte Corp. (b)	165,080	12,626,969
Regeneron Pharmaceuticals, Inc. (b)	12,162	8,189,891
Sage Therapeutics, Inc. (b)	180,864	8,357,725
Sarepta Therapeutics, Inc. (a)(b)	19,418	1,516,934
Seagen, Inc. (b)	3,900	653,640
United Therapeutics Corp. (b)	45,120	9,695,386
Vertex Pharmaceuticals, Inc. (b)	7,001	1,402,230
		59,751,617
Health Care Equipment & Supplies - 3.3%
Abiomed, Inc. (b)	7,720	2,809,771
Dentsply Sirona, Inc.	41,522	2,561,907
Hologic, Inc. (b)	147,037	11,637,979
IDEXX Laboratories, Inc. (b)	8,662	5,836,109
Insulet Corp. (b)	35,407	10,544,559
Integra LifeSciences Holdings Corp. (b)	9,336	702,347
Novocure Ltd. (b)	51,179	6,868,734
Quidel Corp. (a)(b)	28,068	3,619,369
ResMed, Inc.	9,024	2,621,743
West Pharmaceutical Services, Inc.	21,318	9,627,635
Zimmer Biomet Holdings, Inc.	64,429	9,693,343
		66,523,496
Health Care Providers & Services - 1.6%
Amedisys, Inc. (b)	24,870	4,562,402
DaVita HealthCare Partners, Inc. (b)	37,801	4,943,237
Guardant Health, Inc. (b)	7,748	986,088
Laboratory Corp. of America Holdings (b)	23,553	7,145,509
McKesson Corp.	27,620	5,638,347
Molina Healthcare, Inc. (b)	26,551	7,136,112
Quest Diagnostics, Inc.	18,410	2,813,600
		33,225,295
Health Care Technology - 1.5%
Cerner Corp.	178,898	13,658,862
Veeva Systems, Inc. Class A (b)	53,877	17,886,086
		31,544,948
Life Sciences Tools & Services - 3.1%
10X Genomics, Inc. (b)	15,942	2,804,517
Agilent Technologies, Inc.	110,649	19,415,580
Bruker Corp.	33,866	2,990,706
Charles River Laboratories International, Inc. (b)	11,553	5,127,915
Illumina, Inc. (b)	19,166	8,761,929
Mettler-Toledo International, Inc. (b)	2,384	3,701,947
PerkinElmer, Inc.	26,460	4,889,808
QIAGEN NV (b)	25,398	1,417,716
Waters Corp. (b)	34,892	14,445,986
		63,556,104
Pharmaceuticals - 1.2%
Jazz Pharmaceuticals PLC (b)	64,084	8,440,504
Organon & Co.	60,263	2,042,313
Viatris, Inc.	905,203	13,243,120
		23,725,937

TOTAL HEALTH CARE		278,327,397

INDUSTRIALS - 14.5%
Aerospace & Defense - 1.9%
HEICO Corp.	4,663	591,362
Mercury Systems, Inc. (b)	155,962	7,857,366
Northrop Grumman Corp.	7,506	2,759,956
Teledyne Technologies, Inc. (b)	30,384	14,079,338
Textron, Inc.	184,531	13,409,868
		38,697,890
Air Freight & Logistics - 0.2%
Expeditors International of Washington, Inc.	36,254	4,518,699
Airlines - 1.0%
Alaska Air Group, Inc. (b)	115,182	6,604,536
American Airlines Group, Inc. (a)(b)	216,177	4,310,569
Southwest Airlines Co. (b)	74,458	3,706,519
United Airlines Holdings, Inc. (b)	124,113	5,772,496
		20,394,120
Building Products - 1.4%
A.O. Smith Corp.	24,257	1,763,969
Fortune Brands Home & Security, Inc.	78,527	7,646,174
Johnson Controls International PLC	76,978	5,757,954
Owens Corning	43,463	4,152,890
Simpson Manufacturing Co. Ltd.	3,393	383,918
Trane Technologies PLC	41,685	8,274,473
		27,979,378
Commercial Services & Supplies - 1.2%
Cintas Corp.	22,309	8,829,233
Driven Brands Holdings, Inc.	12,576	375,771
IAA, Inc. (b)	11,095	589,366
Republic Services, Inc.	119,732	14,862,333
		24,656,703
Electrical Equipment - 2.1%
Acuity Brands, Inc.	2,996	552,852
AMETEK, Inc.	19,545	2,657,534
Eaton Corp. PLC	5,642	949,887
Generac Holdings, Inc. (b)	33,931	14,827,168
nVent Electric PLC	160,043	5,499,077
Plug Power, Inc. (a)(b)	47,167	1,229,172
Regal Beloit Corp.	26,440	3,950,665
Rockwell Automation, Inc.	39,262	12,777,818
		42,444,173
Machinery - 2.6%
AGCO Corp.	83,538	11,496,500
Allison Transmission Holdings, Inc.	98,531	3,643,676
Crane Co.	8,715	886,926
Cummins, Inc.	66,617	15,720,280
Dover Corp.	7,015	1,223,135
Ingersoll Rand, Inc. (b)	130,197	6,903,045
Oshkosh Corp.	10,617	1,216,496
PACCAR, Inc.	32,713	2,678,213
Parker Hannifin Corp.	15,378	4,562,191
Pentair PLC	18,368	1,417,275
Snap-On, Inc. (a)	7,697	1,731,440
Stanley Black & Decker, Inc.	9,768	1,887,861
		53,367,038
Professional Services - 2.2%
Booz Allen Hamilton Holding Corp. Class A	90,220	7,389,920
CACI International, Inc. Class A (b)	42,853	11,036,362
CoStar Group, Inc. (b)	65,044	5,511,829
IHS Markit Ltd.	46,461	5,603,197
Jacobs Engineering Group, Inc.	41,777	5,638,224
Robert Half International, Inc.	80,761	8,350,687
Upwork, Inc. (b)	37,306	1,667,951
		45,198,170
Road & Rail - 1.3%
Kansas City Southern	7,323	2,055,346
Old Dominion Freight Lines, Inc.	54,958	15,867,474
Ryder System, Inc.	78,337	6,227,008
XPO Logistics, Inc. (b)	35,624	3,096,082
		27,245,910
Trading Companies & Distributors - 0.6%
W.W. Grainger, Inc.	27,313	11,845,648

TOTAL INDUSTRIALS		296,347,729

INFORMATION TECHNOLOGY - 20.3%
Communications Equipment - 1.0%
Arista Networks, Inc. (b)	2,905	1,073,485
Ciena Corp. (b)	183,080	10,459,360
Juniper Networks, Inc.	320,450	9,286,641
		20,819,486
Electronic Equipment & Components - 1.7%
Amphenol Corp. Class A	4,711	361,004
Corning, Inc.	28,703	1,147,833
Keysight Technologies, Inc. (b)	72,373	12,982,269
National Instruments Corp.	178,336	7,458,012
SYNNEX Corp.	7,932	1,007,919
Vontier Corp.	127,763	4,646,740
Zebra Technologies Corp. Class A (b)	13,223	7,764,149
		35,367,926
IT Services - 3.4%
Akamai Technologies, Inc. (b)	28,488	3,226,266
Alliance Data Systems Corp.	20,456	2,006,938
Amdocs Ltd.	152,949	11,781,661
EPAM Systems, Inc. (b)	26,345	16,671,379
FleetCor Technologies, Inc. (b)	31,737	8,355,717
Gartner, Inc. (b)	19,360	5,977,206
Genpact Ltd.	19,323	1,002,477
GoDaddy, Inc. (b)	84,154	6,169,330
MongoDB, Inc. Class A (b)	6,511	2,551,205
Okta, Inc. (b)	17,171	4,526,276
The Western Union Co.	285,680	6,182,115
VeriSign, Inc. (b)	3,388	732,689
		69,183,259
Semiconductors & Semiconductor Equipment - 2.7%
Allegro MicroSystems LLC (b)	34,405	1,033,870
Analog Devices, Inc.	9,742	1,587,459
Applied Materials, Inc.	72,700	9,823,951
Cirrus Logic, Inc. (b)	132,541	11,089,705
Microchip Technology, Inc.	25,380	3,993,797
Monolithic Power Systems, Inc.	3,354	1,659,995
ON Semiconductor Corp. (b)	157,165	6,971,839
Qorvo, Inc. (b)	50,121	9,424,252
Synaptics, Inc. (b)	27,379	5,195,987
Xilinx, Inc.	27,042	4,207,465
		54,988,320
Software - 10.9%
Atlassian Corp. PLC (b)	7,351	2,698,258
Bill.Com Holdings, Inc. (b)	6,800	1,865,852
Black Knight, Inc. (b)	147,951	11,195,452
Cadence Design Systems, Inc. (b)	101,004	16,512,134
Citrix Systems, Inc.	105,625	10,865,644
Cloudflare, Inc. (b)	27,715	3,346,309
Crowdstrike Holdings, Inc. (b)	35,500	9,975,500
Datadog, Inc. Class A (b)	24,649	3,396,632
DocuSign, Inc. (b)	35,494	10,514,743
Dolby Laboratories, Inc. Class A	18,224	1,806,181
Dropbox, Inc. Class A (b)	382,575	12,131,453
Fair Isaac Corp. (b)	19,305	8,875,281
FireEye, Inc. (b)	609,216	11,081,639
Five9, Inc. (b)	601	95,096
Fortinet, Inc. (b)	57,712	18,187,360
HubSpot, Inc. (b)	23,464	16,060,404
Manhattan Associates, Inc. (b)	9,514	1,550,687
NortonLifeLock, Inc.	7,760	206,106
Nuance Communications, Inc. (b)	13,342	734,477
Nutanix, Inc. Class A (b)	257,349	9,498,752
Palantir Technologies, Inc. (b)	246,721	6,498,631
Palo Alto Networks, Inc. (b)	4,366	2,012,901
SS&C Technologies Holdings, Inc.	162,393	12,286,654
Synopsys, Inc. (b)	59,412	19,739,040
Teradata Corp. (b)	214,058	11,706,832
The Trade Desk, Inc. (b)	60,010	4,803,801
Unity Software, Inc. (a)	16,571	2,100,374
Workday, Inc. Class A (b)	32,634	8,914,303
Zscaler, Inc. (b)	9,342	2,600,252
		221,260,748
Technology Hardware, Storage & Peripherals - 0.6%
NetApp, Inc.	120,227	10,691,787
Western Digital Corp. (b)	24,382	1,540,942
		12,232,729

TOTAL INFORMATION TECHNOLOGY		413,852,468

MATERIALS - 4.5%
Chemicals - 1.9%
CF Industries Holdings, Inc.	229,793	10,437,198
Corteva, Inc.	357,486	15,718,659
DuPont de Nemours, Inc.	13,568	1,004,303
Eastman Chemical Co.	80,004	9,053,253
NewMarket Corp.	7,138	2,496,373
		38,709,786
Construction Materials - 0.4%
Vulcan Materials Co.	43,624	8,111,010
Containers & Packaging - 0.7%
Ball Corp.	29,330	2,814,507
Berry Global Group, Inc. (b)	39,918	2,681,292
Sealed Air Corp.	55,293	3,374,532
WestRock Co.	109,121	5,678,657
		14,548,988
Metals & Mining - 1.5%
Nucor Corp.	95,454	11,221,572
Reliance Steel & Aluminum Co.	67,478	10,124,399
Royal Gold, Inc.	17,347	1,931,242
United States Steel Corp.	243,454	6,512,395
		29,789,608

TOTAL MATERIALS		91,159,392

REAL ESTATE - 8.3%
Equity Real Estate Investment Trusts (REITs) - 7.5%
American Homes 4 Rent Class A	240,953	10,105,569
Apartment Income (REIT) Corp.	109,103	5,544,614
Brixmor Property Group, Inc.	327,001	7,668,173
Camden Property Trust (SBI)	41,373	6,207,605
CubeSmart	37,806	2,022,621
CyrusOne, Inc.	8,568	659,565
Equity Lifestyle Properties, Inc.	66,826	5,684,888
Essex Property Trust, Inc.	27,452	9,079,474
Extra Space Storage, Inc.	23,101	4,317,808
First Industrial Realty Trust, Inc.	85,304	4,776,171
Gaming & Leisure Properties	190,806	9,406,736
Highwoods Properties, Inc. (SBI)	6,007	274,460
Hudson Pacific Properties, Inc.	44,977	1,186,493
Invitation Homes, Inc.	304,532	12,540,628
JBG SMITH Properties	35,741	1,076,876
Kilroy Realty Corp.	63,432	4,164,311
Kimco Realty Corp.	51,545	1,123,166
Life Storage, Inc.	48,569	6,043,926
National Retail Properties, Inc.	9,844	468,673
National Storage Affiliates Trust	32,470	1,858,908
Public Storage	5,782	1,871,113
Realty Income Corp.	201,541	14,555,291
Rexford Industrial Realty, Inc.	32,817	2,032,357
SBA Communications Corp. Class A	48,047	17,247,432
Simon Property Group, Inc.	130,692	17,571,539
Sun Communities, Inc.	20,362	4,102,739
VICI Properties, Inc. (a)	37,314	1,153,376
		152,744,512
Real Estate Management & Development - 0.8%
CBRE Group, Inc. (b)	57,631	5,549,865
Opendoor Technologies, Inc. (a)(b)	626,587	11,109,388
		16,659,253

TOTAL REAL ESTATE		169,403,765

UTILITIES - 3.4%
Electric Utilities - 1.9%
Entergy Corp.	3,308	365,898
Evergy, Inc.	7,022	480,656
Hawaiian Electric Industries, Inc.	80,716	3,519,218
IDACORP, Inc.	29,632	3,121,731
NRG Energy, Inc.	229,339	10,473,912
OGE Energy Corp.	134,542	4,764,132
PPL Corp.	218,495	6,412,828
Xcel Energy, Inc.	129,263	8,886,831
		38,025,206
Gas Utilities - 0.2%
UGI Corp.	86,613	4,011,048
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	121,358	2,896,815
Multi-Utilities - 1.0%
CMS Energy Corp.	13,204	846,773
Consolidated Edison, Inc.	15,812	1,193,015
DTE Energy Co.	67,761	8,154,359
MDU Resources Group, Inc.	153,333	4,932,723
Public Service Enterprise Group, Inc.	47,392	3,030,244
WEC Energy Group, Inc.	22,601	2,135,342
		20,292,456
Water Utilities - 0.2%
American Water Works Co., Inc.	24,620	4,486,995

TOTAL UTILITIES		69,712,520

TOTAL COMMON STOCKS
(Cost $1,563,721,885)		1,995,168,621

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Qurate Retail, Inc. 8.00%
(Cost $322,102)	5,207	562,851

Money Market Funds - 4.8%
Fidelity Cash Central Fund 0.06% (c)	46,698,554	46,707,893
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	51,098,199	51,103,309
TOTAL MONEY MARKET FUNDS
(Cost $97,811,201)		97,811,202
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $1,661,855,188)		2,093,542,674
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(51,195,250)
NET ASSETS - 100%		$2,042,347,424

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	168	Sept. 2021	$46,233,600	$1,939,224	$1,939,224

The notional amount of futures purchased as a percentage of Net Assets is 2.3%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$12,473,951	$466,649,906	$432,417,350	$26,491	$1,385	$1	$46,707,893	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	24,853,964	265,372,480	239,123,135	39,442	--	--	51,103,309	0.2%
Total	$37,327,915	$732,022,386	$671,540,485	$65,933	$1,385	$1	$97,811,202

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$76,995,063	$76,995,063	$--	$--
Consumer Discretionary	282,032,824	282,032,824	--	--
Consumer Staples	32,496,611	32,496,611	--	--
Energy	71,914,256	71,914,256	--	--
Financials	213,489,447	213,489,447	--	--
Health Care	278,327,397	278,327,397	--	--
Industrials	296,347,729	296,347,729	--	--
Information Technology	413,852,468	413,852,468	--	--
Materials	91,159,392	91,159,392	--	--
Real Estate	169,403,765	169,403,765	--	--
Utilities	69,712,520	69,712,520	--	--
Money Market Funds	97,811,202	97,811,202	--	--
Total Investments in Securities:	$2,093,542,674	$2,093,542,674	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$1,939,224	$1,939,224	$--	$--
Total Assets	$1,939,224	$1,939,224	$--	$--
Total Derivative Instruments:	$1,939,224	$1,939,224	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,939,224	$0
Total Equity Risk	1,939,224	0
Total Value of Derivatives	$1,939,224	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Mid Cap Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $50,068,075) — See accompanying schedule: Unaffiliated issuers (cost $1,564,043,987)	$1,995,731,472
Fidelity Central Funds (cost $97,811,201)	97,811,202
Total Investment in Securities (cost $1,661,855,188)		$2,093,542,674
Segregated cash with brokers for derivative instruments		2,403,000
Cash		44
Receivable for investments sold		29,640,477
Receivable for fund shares sold		4,302,767
Dividends receivable		1,707,788
Distributions receivable from Fidelity Central Funds		4,431
Total assets		2,131,601,181
Liabilities
Payable for investments purchased	$35,417,137
Payable for fund shares redeemed	1,632,780
Accrued management fee	976,372
Payable for daily variation margin on futures contracts	123,072
Collateral on securities loaned	51,104,396
Total liabilities		89,253,757
Net Assets		$2,042,347,424
Net Assets consist of:
Paid in capital		$1,419,784,734
Total accumulated earnings (loss)		622,562,690
Net Assets		$2,042,347,424
Net Asset Value, offering price and redemption price per share ($2,042,347,424 ÷ 98,299,428 shares)		$20.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$22,071,886
Interest		8,724
Income from Fidelity Central Funds (including $39,442 from security lending)		65,933
Total income		22,146,543
Expenses
Management fee	$9,565,764
Independent trustees' fees and expenses	6,328
Miscellaneous	606
Total expenses before reductions	9,572,698
Expense reductions	(11)
Total expenses after reductions		9,572,687
Net investment income (loss)		12,573,856
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	209,133,097
Fidelity Central Funds	1,385
Foreign currency transactions	56
Futures contracts	12,967,718
Total net realized gain (loss)		222,102,256
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	301,576,678
Affiliated issuers	1
Futures contracts	920,223
Total change in net unrealized appreciation (depreciation)		302,496,902
Net gain (loss)		524,599,158
Net increase (decrease) in net assets resulting from operations		$537,173,014

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,573,856	$15,836,494
Net realized gain (loss)	222,102,256	23,994,791
Change in net unrealized appreciation (depreciation)	302,496,902	37,141,842
Net increase (decrease) in net assets resulting from operations	537,173,014	76,973,127
Distributions to shareholders	(48,113,370)	(49,106,870)
Share transactions
Proceeds from sales of shares	767,695,434	356,099,125
Reinvestment of distributions	45,996,344	46,674,152
Cost of shares redeemed	(442,657,003)	(511,705,893)
Net increase (decrease) in net assets resulting from share transactions	371,034,775	(108,932,616)
Total increase (decrease) in net assets	860,094,419	(81,066,359)
Net Assets
Beginning of period	1,182,253,005	1,263,319,364
End of period	$2,042,347,424	$1,182,253,005
Other Information
Shares
Sold	41,621,085	25,241,616
Issued in reinvestment of distributions	2,692,994	3,028,822
Redeemed	(24,018,015)	(36,862,521)
Net increase (decrease)	20,296,064	(8,592,083)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Mid Cap Enhanced Index Fund

Years ended August 31,	2021	2020	2019	2018	2017 A	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$15.16	$14.59	$16.42	$14.93	$14.77	$11.98
Income from Investment Operations
Net investment income (loss)C	.14	.19	.21	.26	.12	.21
Net realized and unrealized gain (loss)	6.07	.97	(.71)	2.17	.13	2.76
Total from investment operations	6.21	1.16	(.50)	2.43	.25	2.97
Distributions from net investment income	(.16)	(.22)	(.25)	(.21)	(.02)	(.18)
Distributions from net realized gain	(.43)	(.38)	(1.09)	(.73)	(.07)	–
Total distributions	(.59)	(.59)D	(1.33)D	(.94)	(.09)	(.18)
Redemption fees added to paid in capitalC	–	–	–	–	–E	–E
Net asset value, end of period	$20.78	$15.16	$14.59	$16.42	$14.93	$14.77
Total ReturnF,G	41.82%	7.91%	(2.19)%	16.67%	1.72%	24.85%
Ratios to Average Net AssetsH,I
Expenses before reductions	.59%	.59%	.59%	.59%	.59%J	.60%
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59%	.59%J	.60%
Expenses net of all reductions	.59%	.59%	.59%	.59%	.59%J	.60%
Net investment income (loss)	.77%	1.33%	1.46%	1.64%	1.62%J	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$2,042,347	$1,182,253	$1,263,319	$1,289,418	$1,183,861	$1,176,023
Portfolio turnover rateK	70%	73%	90%	108%	94%J	87%

 A For the six month period ended August 31. The Fund changed its fiscal year end from February 28 to August 31, effective August 31, 2017.

 B For the year ended February 28.

 C Calculated based on average shares outstanding during the period.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® International Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Enhanced Index Fund	27.77%	9.50%	7.75%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Enhanced Index Fund on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$21,086	Fidelity® International Enhanced Index Fund
$20,653	MSCI EAFE Index

Fidelity® International Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 25.04% for the 12 months ending August 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccinations, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful. The index recorded steady monthly gains before a modest two-month decline in June and July that coincided with slower-than-expected vaccinations in some countries and an uptick in COVID-19 cases in others, such as Japan. However, the index rebounded by gaining1.90% in August. As part of the “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies they believed stood to benefit from a broad cyclical recovery. Overall, foreign stocks faced the headwind of a modestly stronger U.S. dollar. By region, Canada (+32%) led the way, followed by Europe ex U.K. (+31%) and the U.K. (+27%). Conversely, Japan (+20%), Asia Pacific ex Japan (+23%) and emerging markets (+21%) lagged. Looking at sectors, information technology (+47%) fared best, followed by financials (+35%), materials (+34%) and industrials (+32%). In contrast, communication services (+10%) was a notable laggard. Real estate (+12%), consumer staples (+13%) and health care (+14%) also underperformed the broader index, as did consumer discretionary and utilities (+15% each).

Comments from Senior Portfolio Manager Maximilian Kaufmann, of the Geode Capital Management, LLC, investment management team:  For the fiscal year ending August 31, 2021, the fund gained 27.77%, outperforming the 26.35% result of the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, an underweighting and stock picks in Europe ex U.K. and security selection in the U.K. contributed most to the fund's relative result. Versus the benchmark, security selection was the primary contributor, especially in the consumer discretionary sector. Stock picking and an underweighting in consumer staples also lifted the fund's relative result. Also boosting performance were stock picks in industrials, primarily driven by the transportation industry. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) The fund's biggest individual relative contributor was an overweighting in Nippon Yusen, which gained 347% the past 12 months. Also adding value was our outsized stake in Stellantis, which gained about 126%. Another notable relative contributor was our overweighting in Evolution (+85%), a position not held at period end. In contrast, an overweighting in Asia Pacific ex Japan and emerging markets, primarily driven by China, hurt the fund's relative result. By sector, the largest detractors from performance versus the benchmark were security selection and an underweighting in information technology. Weak picks in the health care sector, primarily within the health care equipment & services industry, also hampered the fund's relative result. Also hampering the fund's relative result was an underweighting in financials, especially within the banks industry. In addition, a modestly stronger U.S. dollar provided a headwind to the fund's non-U.S. holdings. The fund's largest individual relative detractor was an underweighting in M3, which gained about 17% the past year. M3 was not held at period end. Also hurting performance was our lighter-than-benchmark stake in Compagnie Financiere Richemont, which gained roughly 69%. This was a position we established the past 12 months. Also hindering performance was an underweighting in Adyen, which gained 91%. This was a stake we established the past year. Notable changes in positioning include a higher allocation to Australia and France. By sector, meaningful changes in positioning include a lower allocation to consumer staples and communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® International Enhanced Index Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of August 31, 2021
Japan	23.1%
United Kingdom	12.6%
France	12.1%
Switzerland	9.4%
Germany	8.2%
Australia	7.8%
Netherlands	6.6%
Denmark	3.2%
Sweden	2.9%
Other*	14.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of August 31, 2021

% of fund's net assets
Stocks and Equity Futures	100.0

Top Ten Stocks as of August 31, 2021

% of fund's net assets
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.6
Nestle SA (Reg. S) (Switzerland, Food Products)	1.6
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.6
Novartis AG (Switzerland, Pharmaceuticals)	1.3
SAP SE (Germany, Software)	1.1
Total SA (France, Oil, Gas & Consumable Fuels)	1.1
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.1
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.0
L'Oreal SA (France, Personal Products)	1.0
13.9

Top Market Sectors as of August 31, 2021

% of fund's net assets
Industrials	16.4
Financials	15.4
Health Care	14.9
Consumer Discretionary	13.5
Information Technology	10.2
Consumer Staples	8.2
Materials	8.0
Communication Services	4.6
Energy	3.8
Real Estate	2.5

Fidelity® International Enhanced Index Fund

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Australia - 7.8%
Afterpay Ltd. (a)	3,969	$390,785
APA Group unit	356,028	2,390,952
Aristocrat Leisure Ltd.	127,737	4,267,679
ASX Ltd.	15,022	964,535
Aurizon Holdings Ltd.	2,979,236	8,238,359
Australia & New Zealand Banking Group Ltd.	500,366	10,194,291
BHP Group Ltd.	404,343	13,378,347
BlueScope Steel Ltd.	139,696	2,575,304
Commonwealth Bank of Australia	80,183	5,872,826
CSL Ltd.	6,965	1,589,411
Dexus unit	632,922	4,926,470
Dominos Pizza Enterprises Ltd.	42,923	4,921,686
Fortescue Metals Group Ltd.	441,835	6,787,712
Goodman Group unit	616,336	10,428,868
Medibank Private Ltd.	2,522,141	6,550,007
National Australia Bank Ltd.	317,922	6,409,676
QBE Insurance Group Ltd.	458,020	3,941,393
Rio Tinto Ltd.	74,085	6,073,303
SEEK Ltd.	182,259	4,338,609
Sonic Healthcare Ltd.	187,003	5,937,209
Suncorp Group Ltd.	843,504	7,700,976
Tabcorp Holdings Ltd.	373,047	1,307,203
Telstra Corp. Ltd.	1,217,366	3,419,766
Wesfarmers Ltd.	77,504	3,399,048
Westpac Banking Corp.	104,878	1,973,127
WiseTech Global Ltd.	7,376	260,838
Woodside Petroleum Ltd.	31,000	441,995
Woolworths Group Ltd.	64,607	1,973,241

TOTAL AUSTRALIA		130,653,616

Austria - 0.3%
Voestalpine AG	96,661	4,382,687
Bailiwick of Jersey - 0.4%
Experian PLC	47,560	2,097,878
Ferguson PLC	12,561	1,814,160
Glencore Xstrata PLC	483,895	2,181,271

TOTAL BAILIWICK OF JERSEY		6,093,309

Belgium - 0.4%
KBC Groep NV	35,603	2,999,008
UCB SA	27,901	3,191,625

TOTAL BELGIUM		6,190,633

Bermuda - 0.1%
Kerry Properties Ltd.	433,923	1,478,500
Cayman Islands - 1.2%
ASM Pacific Technology Ltd.	330,500	3,935,004
Chow Tai Fook Jewellery Group Ltd.	315,000	638,307
CK Asset Holdings Ltd.	1,324,328	8,633,090
CK Hutchison Holdings Ltd.	332,500	2,426,165
WH Group Ltd. (b)	2,086,500	1,810,860
Xinyi Glass Holdings Ltd.	638,000	2,682,447

TOTAL CAYMAN ISLANDS		20,125,873

Denmark - 3.2%
A.P. Moller - Maersk A/S:
Series A	943	2,552,817
Series B	2,859	8,144,606
Carlsberg A/S Series B	18,371	3,207,093
Genmab A/S (a)	22,504	10,654,938
GN Store Nord A/S	28,103	2,114,574
Novo Nordisk A/S Series B	181,681	18,188,079
Novozymes A/S Series B	54,864	4,432,187
Pandora A/S	27,213	3,257,852
Tryg A/S	16,539	409,523

TOTAL DENMARK		52,961,669

Finland - 2.4%
Kesko Oyj	213,901	8,829,624
Kone OYJ (B Shares)	104,923	8,701,881
Nokia Corp. (a)	752,175	4,511,704
Nokia Corp. sponsored ADR (a)	481,000	2,866,760
Nordea Bank ABP (Stockholm Stock Exchange)	984,944	11,568,210
Orion Oyj (B Shares)	51,331	2,092,831
Stora Enso Oyj (R Shares)	64,216	1,256,767

TOTAL FINLAND		39,827,777

France - 12.1%
Accor SA (a)	62,614	2,155,842
Air Liquide SA	29,983	5,374,223
Arkema SA	31,879	4,230,863
bioMerieux SA	9,821	1,204,260
BNP Paribas SA	233,065	14,764,639
Capgemini SA	11,978	2,689,296
Carrefour SA	315,278	6,272,657
Compagnie de St. Gobain	160,048	11,602,351
Dassault Systemes SA	121,436	6,926,239
EDF SA	283,476	3,840,846
Eiffage SA	47,894	4,977,605
Essilor International SA	6,988	1,371,825
Eutelsat Communications	179,393	2,072,006
Hermes International SCA	5,773	8,483,097
Ipsen SA	8,282	828,083
Kering SA	5,831	4,640,459
L'Oreal SA	36,510	17,084,169
La Francaise des Jeux SAEM (b)	75,513	3,906,186
Legrand SA	79,171	9,083,624
LVMH Moet Hennessy Louis Vuitton SE	36,455	27,006,242
Orange SA	325,179	3,697,025
Sanofi SA	70,079	7,262,890
Sanofi SA sponsored ADR (c)	50,057	2,591,951
Sartorius Stedim Biotech	10,485	6,358,452
Schneider Electric SA	65,926	11,778,768
Societe Generale Series A	273,848	8,619,124
Sodexo SA (a)	12,000	992,113
Thales SA	45,857	4,653,277
Total SA	424,197	18,763,348

TOTAL FRANCE		203,231,460

Germany - 8.2%
Allianz SE	67,680	15,901,121
BASF AG	86,758	6,711,531
Bayerische Motoren Werke AG (BMW)	105,040	9,967,968
Beiersdorf AG	6,935	841,369
Brenntag AG	78,714	7,940,927
Carl Zeiss Meditec AG	12,124	2,678,414
Daimler AG:
ADR	43,299	910,145
(Germany)	161,683	13,634,592
Deutsche Bank AG (a)	661,884	8,227,838
Deutsche Post AG	27,529	1,936,640
Deutsche Wohnen SE (Bearer)	5,975	370,810
Fresenius SE & Co. KGaA	14,341	745,905
HeidelbergCement AG	26,292	2,284,859
HelloFresh AG (a)	57,068	6,150,724
LEG Immobilien AG	10,627	1,693,957
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	33,609	9,819,763
Nemetschek Se	34,541	3,385,911
SAP SE	127,159	19,100,557
SAP SE sponsored ADR (c)	22,823	3,426,645
Siemens AG	71,495	11,860,650
Siemens AG sponsored ADR	6,906	571,541
Telefonica Deutschland Holding AG	885,426	2,485,074
Uniper SE	28,880	1,146,785
Vonovia SE	9,826	663,173
Zalando SE (a)(b)	51,413	5,694,213

TOTAL GERMANY		138,151,112

Hong Kong - 1.3%
AIA Group Ltd.	795,832	9,502,813
CLP Holdings Ltd.	131,000	1,309,587
Henderson Land Development Co. Ltd.	732,584	3,315,606
Sun Hung Kai Properties Ltd.	512,000	7,215,115
Swire Pacific Ltd. (A Shares)	76,500	518,364

TOTAL HONG KONG		21,861,485

Ireland - 0.7%
DCC PLC (United Kingdom)	58,100	4,936,509
James Hardie Industries PLC CDI	90,500	3,511,528
Kingspan Group PLC (Ireland)	19,688	2,249,807
Smurfit Kappa Group PLC	28,904	1,657,958

TOTAL IRELAND		12,355,802

Israel - 0.1%
NICE Systems Ltd. (a)	7,601	2,217,412
Italy - 0.7%
Amplifon SpA	45,448	2,376,186
Enel SpA	109,052	993,512
Eni SpA	417,805	5,154,710
Poste Italiane SpA (b)	238,423	3,233,234

TOTAL ITALY		11,757,642

Japan - 23.1%
AGC, Inc.	175,000	8,462,482
Aisin Seiki Co. Ltd.	23,500	898,218
Ajinomoto Co., Inc.	200,600	5,915,070
Amada Co. Ltd.	197,700	2,005,483
Asahi Kasei Corp.	268,630	2,773,837
Astellas Pharma, Inc.	357,625	6,036,537
Bridgestone Corp.	99,300	4,570,788
Canon, Inc.	365,100	8,686,506
Capcom Co. Ltd.	25,100	700,423
Chugai Pharmaceutical Co. Ltd.	115,100	4,507,120
CyberAgent, Inc.	174,300	3,201,930
Dai Nippon Printing Co. Ltd.	193,180	4,593,545
Dai-ichi Mutual Life Insurance Co.	185,267	3,653,472
Daiichi Sankyo Kabushiki Kaisha	115,400	2,742,474
Daikin Industries Ltd.	22,000	5,490,025
Daito Trust Construction Co. Ltd.	200	21,961
Dentsu Group, Inc.	113,500	4,209,244
Disco Corp.	4,200	1,223,560
FANUC Corp.	31,800	6,927,982
Fujitsu Ltd.	53,255	9,826,628
Hirose Electric Co. Ltd.	11,500	1,916,057
Hitachi Ltd.	25,800	1,427,015
Honda Motor Co. Ltd.	183,900	5,566,036
Hoya Corp.	86,984	14,057,860
Iida Group Holdings Co. Ltd.	126,500	3,214,962
INPEX Corp.	1,023,000	7,048,439
Isuzu Motors Ltd.	126,500	1,600,582
Itochu Corp.	33,400	1,005,203
Japan Post Bank Co. Ltd.	920,500	8,057,460
Japan Post Holdings Co. Ltd.	622,177	5,340,379
Japan Post Insurance Co. Ltd.	88,700	1,608,476
Japan Real Estate Investment Corp.	529	3,274,544
JTEKT Corp.	218,000	1,971,640
Kamigumi Co. Ltd.	239,000	5,166,041
KDDI Corp.	108,520	3,316,957
Keyence Corp.	4,500	2,704,949
Kyocera Corp.	23,900	1,487,246
Lawson, Inc.	66,500	3,203,654
LIXIL Group Corp.	290,400	8,460,046
Marubeni Corp.	700,350	5,574,026
Mazda Motor Corp. (a)	658,200	5,713,594
McDonald's Holdings Co. (Japan) Ltd.	76,000	3,626,778
Medipal Holdings Corp.	262,857	5,024,663
Mitsubishi Electric Corp.	402,158	5,503,330
Mitsubishi Estate Co. Ltd.	6,700	104,810
Mitsubishi Gas Chemical Co., Inc.	123,100	2,321,797
Mitsui & Co. Ltd.	60,000	1,324,728
Mitsui Chemicals, Inc.	112,000	3,868,563
MS&AD Insurance Group Holdings, Inc.	79,600	2,572,177
NEC Corp.	37,700	1,980,694
NGK Insulators Ltd.	79,300	1,315,480
Nidec Corp.	25,600	2,924,257
Nintendo Co. Ltd.	17,900	8,599,866
Nippon Express Co. Ltd.	57,100	3,887,461
Nippon Telegraph & Telephone Corp.	345,300	9,199,756
Nippon Yusen KK	42,600	3,434,641
Nissan Motor Co. Ltd. (a)	1,599,000	8,388,505
Nissan Motor Co. Ltd. sponsored ADR (a)(c)	87,636	921,054
Nitto Denko Corp.	86,800	6,595,901
Nomura Holdings, Inc.	7,200	34,771
Nomura Research Institute Ltd.	154,200	5,795,728
OBIC Co. Ltd.	6,700	1,275,871
Olympus Corp.	503,800	10,585,227
ORIX Corp.	75,300	1,404,154
Otsuka Holdings Co. Ltd.	71,600	3,046,490
Panasonic Corp.	605,000	7,232,820
Recruit Holdings Co. Ltd.	48,600	2,861,675
Renesas Electronics Corp. (a)	726,700	7,781,432
ROHM Co. Ltd.	17,100	1,650,702
Santen Pharmaceutical Co. Ltd.	70,800	1,055,420
SCSK Corp.	28,200	1,781,484
Seiko Epson Corp.	172,600	3,216,198
SHIMANO, Inc.	9,500	2,789,165
Shin-Etsu Chemical Co. Ltd.	49,500	8,175,808
SoftBank Corp.	174,300	2,332,628
SoftBank Group Corp.	91,400	5,150,735
Sony Group Corp.	27,400	2,833,033
Sony Group Corp. sponsored ADR	11,770	1,217,724
Sumitomo Chemical Co. Ltd.	1,823,700	9,249,871
Sumitomo Corp.	544,700	7,696,552
Sumitomo Dainippon Pharma Co., Ltd.	66,200	1,186,624
Sumitomo Rubber Industries Ltd.	149,800	1,795,993
Suntory Beverage & Food Ltd.	14,200	568,568
Sysmex Corp.	15,800	1,798,082
Takeda Pharmaceutical Co. Ltd.	245,800	8,181,580
Tokyo Electron Ltd.	11,800	5,066,873
Tokyo Gas Co. Ltd.	113,400	2,181,106
Tosoh Corp.	97,900	1,777,978
Toyo Suisan Kaisha Ltd.	39,900	1,651,997
Toyota Motor Corp.	103,059	8,975,753
Toyota Motor Corp. sponsored ADR (c)	1,843	321,106
Trend Micro, Inc.	103,900	5,694,833
Yamaha Corp.	16,400	967,468
Yamaha Motor Co. Ltd.	142,300	3,621,688
Yamato Holdings Co. Ltd.	197,300	5,021,497
ZOZO, Inc.	64,000	2,440,394

TOTAL JAPAN		388,175,940

Luxembourg - 0.8%
Eurofins Scientific SA	71,667	10,161,267
InPost SA	70,727	1,377,930
Tenaris SA	204,708	2,060,448

TOTAL LUXEMBOURG		13,599,645

Multi-National - 0.1%
HKT Trust/HKT Ltd. unit	1,082,000	1,474,674
Netherlands - 6.6%
Adyen BV (a)(b)	3,458	11,165,055
ASML Holding NV (Netherlands)	49,928	41,639,336
CNH Industrial NV	126,130	2,084,992
EXOR NV	11,103	925,557
Heineken Holding NV	33,049	3,063,275
Koninklijke Ahold Delhaize NV	343,583	11,590,438
Koninklijke Philips Electronics NV	269,514	12,420,051
QIAGEN NV (Germany) (a)	23,713	1,312,319
Randstad NV	18,609	1,368,892
Stellantis NV (Italy)	446,927	8,935,170
STMicroelectronics NV (France)	100,838	4,492,000
Wolters Kluwer NV	97,267	11,188,493
Wolters Kluwer NV rights (a)(d)	97,267	62,018

TOTAL NETHERLANDS		110,247,596

Norway - 0.5%
DNB Bank ASA	128,113	2,705,414
Equinor ASA	63,825	1,356,187
Gjensidige Forsikring ASA	94,519	2,210,163
Norsk Hydro ASA	214,000	1,477,330
Yara International ASA	24,033	1,206,868

TOTAL NORWAY		8,955,962

Singapore - 1.3%
ComfortDelgro Corp. Ltd.	1,540,467	1,856,191
DBS Group Holdings Ltd.	304,267	6,782,611
Genting Singapore Ltd.	5,503,260	3,131,387
Oversea-Chinese Banking Corp. Ltd.	146,300	1,243,787
Singapore Technologies Engineering Ltd.	259,100	728,475
Singapore Telecommunications Ltd.	633,300	1,092,831
United Overseas Bank Ltd.	352,555	6,707,841

TOTAL SINGAPORE		21,543,123

Spain - 2.7%
Banco Bilbao Vizcaya Argentaria SA	1,101,178	7,207,204
Banco Santander SA (Spain)	3,125,768	11,525,499
CaixaBank SA	1,165,521	3,620,629
Grifols SA	116,174	2,838,098
Iberdrola SA	308,843	3,827,020
Red Electrica Corporacion SA	373,072	7,440,125
Telefonica SA	1,899,443	9,398,626

TOTAL SPAIN		45,857,201

Sweden - 2.9%
ASSA ABLOY AB (B Shares)	56,153	1,796,936
Atlas Copco AB:
(A Shares)	89,807	6,165,128
(B Shares)	65,608	3,795,319
Electrolux AB (B Shares)	82,058	2,078,682
Embracer Group AB (a)	69,643	1,580,182
EQT AB	43,497	2,216,321
Hexagon AB (B Shares)	63,490	1,100,960
Husqvarna AB (B Shares)	19,432	260,649
ICA Gruppen AB	57,110	2,841,122
Industrivarden AB:
(A Shares)	35,076	1,290,944
(C Shares)	37,550	1,308,895
Kinnevik AB (B Shares)	54,945	2,152,733
Nibe Industrier AB (B Shares)	149,984	2,090,872
Sandvik AB	201,097	5,131,815
Securitas AB (B Shares)	71,337	1,184,204
Skandinaviska Enskilda Banken AB (A Shares)	144,696	1,943,376
SKF AB (B Shares)	145,027	3,697,332
Svenska Handelsbanken AB (A Shares)	336,418	3,780,230
Swedish Match Co. AB	537,556	4,963,522

TOTAL SWEDEN		49,379,222

Switzerland - 9.4%
ABB Ltd. (Reg.)	381,170	14,101,258
Coca-Cola HBC AG	247,895	8,960,117
Compagnie Financiere Richemont SA:
warrants 11/22/23 (a)	12,618	6,476
Series A	72,057	7,953,020
Geberit AG (Reg.)	7,038	5,880,947
Holcim Ltd.	98,741	5,628,480
Julius Baer Group Ltd.	33,606	2,293,731
Kuehne & Nagel International AG	4,160	1,522,267
Logitech International SA (Reg.)	20,836	2,130,585
Nestle SA (Reg. S)	209,827	26,498,811
Novartis AG	239,688	22,168,955
Partners Group Holding AG	6,809	12,075,147
Roche Holding AG (participation certificate)	65,226	26,191,838
SGS SA (Reg.)	993	3,120,780
Sonova Holding AG Class B	9,392	3,620,394
Straumann Holding AG	1,296	2,504,963
Swatch Group AG (Bearer)	17,037	4,803,662
Swiss Prime Site AG	17,410	1,862,200
UBS Group AG	392,163	6,543,544

TOTAL SWITZERLAND		157,867,175

United Kingdom - 12.6%
Admiral Group PLC	67,785	3,365,243
AstraZeneca PLC:
(United Kingdom)	146,517	17,134,203
sponsored ADR	142,673	8,314,982
Auto Trader Group PLC (b)	280,492	2,425,589
BAE Systems PLC	1,346,598	10,520,459
Barclays PLC	2,378,720	6,031,034
Barratt Developments PLC	481,346	4,890,544
Berkeley Group Holdings PLC	38,610	2,562,314
BHP Group PLC	301,827	9,385,599
BP PLC	1,718,038	6,989,486
BP PLC sponsored ADR	366,475	8,963,979
British American Tobacco PLC (United Kingdom)	223,955	8,401,308
Bunzl PLC	55,076	1,996,012
Burberry Group PLC	253,319	6,476,185
Compass Group PLC (a)	47,000	971,018
Diageo PLC	81,404	3,913,308
Direct Line Insurance Group PLC	706,046	2,999,486
Evraz PLC	413,421	3,355,786
GlaxoSmithKline PLC	327,000	6,577,804
GlaxoSmithKline PLC sponsored ADR (c)	107,945	4,397,679
HSBC Holdings PLC:
(United Kingdom)	620,286	3,275,642
sponsored ADR (c)	345,731	9,141,128
Imperial Brands PLC	263,446	5,583,294
InterContinental Hotel Group PLC (a)	126,247	8,066,441
InterContinental Hotel Group PLC ADR (a)	14,813	946,403
J Sainsbury PLC	241,591	1,009,740
Lloyds Banking Group PLC	3,541,813	2,120,326
London Stock Exchange Group PLC ADR (c)	34,272	950,020
Persimmon PLC	38,484	1,555,546
Prudential PLC ADR (c)	64,866	2,701,669
RELX PLC:
(London Stock Exchange)	81,773	2,453,127
sponsored ADR	46,306	1,396,589
Rio Tinto PLC	163,550	12,100,126
Royal Dutch Shell PLC:
Class A (United Kingdom)	352,264	6,981,679
Class B (United Kingdom)	392,929	7,731,907
rights (a)(d)	392,929	93,876
rights (a)(d)	352,264	84,161
Schroders PLC	23,775	1,235,571
Smith & Nephew PLC	150,225	2,876,663
Tate & Lyle PLC	304,477	2,953,714
Unilever PLC	106,386	5,923,566
United Utilities Group PLC	130,456	1,896,705
Vodafone Group PLC	6,056,570	10,172,444
Whitbread PLC (a)	22,050	972,519

TOTAL UNITED KINGDOM		211,894,874

TOTAL COMMON STOCKS
(Cost $1,389,743,712)		1,660,284,389

Nonconvertible Preferred Stocks - 0.0%
Germany - 0.0%
Bayerische Motoren Werke AG (BMW) (non-vtg.)
(Cost $1,072,798)	12,064	1,009,940

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.06% (e)	8,913,090	8,914,873
Fidelity Securities Lending Cash Central Fund 0.06% (e)(f)	12,448,474	12,449,719
TOTAL MONEY MARKET FUNDS
(Cost $21,364,592)		21,364,592
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $1,412,181,102)		1,682,658,921
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(3,568,115)
NET ASSETS - 100%		$1,679,090,806

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	151	Sept. 2021	$17,753,825	$408,528	$408,528

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,235,137 or 1.7% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$11,483,578	$258,547,872	$261,116,517	$10,657	$(60)	$--	$8,914,873	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	11,298,852	274,399,459	273,248,592	236,844	--	--	12,449,719	0.0%
Total	$22,782,430	$532,947,331	$534,365,109	$247,501	$(60)	$--	$21,364,592

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$78,868,365	$24,574,739	$54,293,626	$--
Consumer Discretionary	225,992,438	148,999,570	76,992,868	--
Consumer Staples	137,060,517	92,323,524	44,736,993	--
Energy	65,670,215	17,810,600	47,859,615	--
Financials	259,676,738	163,008,690	96,668,048	--
Health Care	246,556,101	125,554,038	121,002,063	--
Industrials	274,851,517	170,467,215	104,384,302	--
Information Technology	170,327,848	87,527,057	82,800,791	--
Materials	132,756,484	75,449,579	57,306,905	--
Real Estate	44,507,468	44,507,468	--	--
Utilities	25,026,638	20,206,106	4,820,532	--
Money Market Funds	21,364,592	21,364,592	--	--
Total Investments in Securities:	$1,682,658,921	$991,793,178	$690,865,743	$--
Derivative Instruments:
Assets
Futures Contracts	$408,528	$408,528	$--	$--
Total Assets	$408,528	$408,528	$--	$--
Total Derivative Instruments:	$408,528	$408,528	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$408,528	$0
Total Equity Risk	408,528	0
Total Value of Derivatives	$408,528	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® International Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $12,104,241) — See accompanying schedule: Unaffiliated issuers (cost $1,390,816,510)	$1,661,294,329
Fidelity Central Funds (cost $21,364,592)	21,364,592
Total Investment in Securities (cost $1,412,181,102)		$1,682,658,921
Segregated cash with brokers for derivative instruments		896,732
Cash		736
Foreign currency held at value (cost $2,577,345)		2,588,161
Receivable for investments sold		49,072,065
Receivable for fund shares sold		1,079,748
Dividends receivable		4,468,293
Reclaim receivable		3,616,121
Distributions receivable from Fidelity Central Funds		10,773
Total assets		1,744,391,550
Liabilities
Payable for investments purchased
Regular delivery	$51,264,449
Delayed delivery	240,055
Payable for fund shares redeemed	507,105
Accrued management fee	823,309
Payable for daily variation margin on futures contracts	15,890
Other payables and accrued expenses	130
Collateral on securities loaned	12,449,806
Total liabilities		65,300,744
Net Assets		$1,679,090,806
Net Assets consist of:
Paid in capital		$1,502,447,366
Total accumulated earnings (loss)		176,643,440
Net Assets		$1,679,090,806
Net Asset Value, offering price and redemption price per share ($1,679,090,806 ÷ 145,223,463 shares)		$11.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$41,967,037
Non-Cash dividends		3,080,428
Income from Fidelity Central Funds (including $236,844 from security lending)		247,501
Income before foreign taxes withheld		45,294,966
Less foreign taxes withheld		(3,704,628)
Total income		41,590,338
Expenses
Management fee	$8,408,354
Independent trustees' fees and expenses	5,771
Miscellaneous	615
Total expenses before reductions	8,414,740
Expense reductions	(13)
Total expenses after reductions		8,414,727
Net investment income (loss)		33,175,611
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	122,560,384
Fidelity Central Funds	(60)
Foreign currency transactions	(290,722)
Futures contracts	4,267,239
Total net realized gain (loss)		126,536,841
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	176,173,156
Assets and liabilities in foreign currencies	(113,613)
Futures contracts	(207,774)
Total change in net unrealized appreciation (depreciation)		175,851,769
Net gain (loss)		302,388,610
Net increase (decrease) in net assets resulting from operations		$335,564,221

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,175,611	$29,712,952
Net realized gain (loss)	126,536,841	(84,803,987)
Change in net unrealized appreciation (depreciation)	175,851,769	95,864,718
Net increase (decrease) in net assets resulting from operations	335,564,221	40,773,683
Distributions to shareholders	(21,705,885)	(47,815,176)
Share transactions
Proceeds from sales of shares	468,950,811	465,032,067
Reinvestment of distributions	18,920,477	42,797,410
Cost of shares redeemed	(305,561,888)	(823,753,671)
Net increase (decrease) in net assets resulting from share transactions	182,309,400	(315,924,194)
Total increase (decrease) in net assets	496,167,736	(322,965,687)
Net Assets
Beginning of period	1,182,923,070	1,505,888,757
End of period	$1,679,090,806	$1,182,923,070
Other Information
Shares
Sold	43,722,143	54,187,748
Issued in reinvestment of distributions	1,899,646	4,453,424
Redeemed	(29,034,687)	(97,743,672)
Net increase (decrease)	16,587,102	(39,102,500)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Enhanced Index Fund

Years ended August 31,	2021	2020	2019	2018	2017 A	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$9.20	$8.98	$9.83	$9.73	$8.48	$7.42
Income from Investment Operations
Net investment income (loss)C	.25	.19	.30	.27	.18	.20
Net realized and unrealized gain (loss)	2.28	.32	(.95)	–D	1.07	1.08
Total from investment operations	2.53	.51	(.65)	.27	1.25	1.28
Distributions from net investment income	(.17)	(.29)	(.20)	(.14)E	–	(.20)
Distributions from net realized gain	–	–	–	(.03)E	–	(.02)
Total distributions	(.17)	(.29)	(.20)	(.17)	–	(.22)
Redemption fees added to paid in capitalC	–	–	–	–D	–D	–D
Net asset value, end of period	$11.56	$9.20	$8.98	$9.83	$9.73	$8.48
Total ReturnF,G	27.77%	5.55%	(6.51)%	2.71%	14.74%	17.31%
Ratios to Average Net AssetsH,I
Expenses before reductions	.59%	.59%	.59%	.59%	.59%J	.62%
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59%	.59%J	.62%
Expenses net of all reductions	.59%	.59%	.59%	.59%	.59%J	.62%
Net investment income (loss)	2.32%	2.13%	3.27%	2.69%	3.86%J	2.53%
Supplemental Data
Net assets, end of period (000 omitted)	$1,679,091	$1,182,923	$1,505,889	$1,691,151	$576,386	$271,576
Portfolio turnover rateK	82%	75%	103%	66%	70%J	75%

 A For the six month period ended August 31. The Fund changed its fiscal year end from February 28 to August 31, effective August 31, 2017.

 B For the year ended February 28.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund (the Funds) are funds of Fidelity Commonwealth Trust II (the Trust) and are authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

2. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, capital loss carryforward, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Large Cap Growth Enhanced Index Fund	$979,622,581	$ 851,035,021	$(15,617,866)	$ 835,417,155
Fidelity Large Cap Value Enhanced Index Fund	4,948,900,807	1,366,186,696	(83,394,876)	1,282,791,820
Fidelity Large Cap Core Enhanced Index Fund	1,012,577,475	510,848,761	(9,822,491)	501,026,270
Fidelity Mid Cap Enhanced Index Fund	1,665,322,487	463,915,703	(35,695,516)	428,220,187
Fidelity International Enhanced Index Fund	1,416,724,983	304,599,502	(38,665,564)	265,933,938

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Large Cap Growth Enhanced Index Fund	$69,246,101	$135,762,877	$–	$ 835,417,155
Fidelity Large Cap Value Enhanced Index Fund	238,194,945	324,941,603	–	1,282,791,820
Fidelity Large Cap Core Enhanced Index Fund	79,849,376	90,344,115	–	501,026,270
Fidelity Mid Cap Enhanced Index Fund	31,961,638	162,380,867	–	428,220,187
Fidelity International Enhanced Index Fund	26,994,140	–	(116,449,606)	266,096,992

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Total capital loss carryfoward
Fidelity International Enhanced Index Fund	$(116,449,606)	$(116,449,606)

The tax character of distributions paid was as follows:

August 31, 2021
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Growth Enhanced Index Fund	$9,736,538	$56,612,451	$66,348,989
Fidelity Large Cap Value Enhanced Index Fund	72,050,354	–	72,050,354
Fidelity Large Cap Core Enhanced Index Fund	16,123,915	10,047,364	26,171,279
Fidelity Mid Cap Enhanced Index Fund	12,841,068	35,272,302	48,113,370
Fidelity International Enhanced Index Fund	21,705,885	–	21,705,885

August 31, 2020
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Growth Enhanced Index Fund	$9,510,147	$27,187,197	$36,697,344
Fidelity Large Cap Value Enhanced Index Fund	90,813,605	42,514,648	133,328,253
Fidelity Large Cap Core Enhanced Index Fund	14,454,879	7,035,075	21,489,954
Fidelity Mid Cap Enhanced Index Fund	21,282,405	27,824,465	49,106,870
Fidelity International Enhanced Index Fund	47,815,176	–	47,815,176

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Large Cap Growth Enhanced Index Fund	1,265,553,908	1,290,525,506
Fidelity Large Cap Value Enhanced Index Fund	4,536,266,724	3,647,548,849
Fidelity Large Cap Core Enhanced Index Fund	1,085,505,175	1,014,861,888
Fidelity Mid Cap Enhanced Index Fund	1,416,682,121	1,095,981,947
Fidelity International Enhanced Index Fund	1,330,576,799	1,134,088,747

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. Each Fund pays an all-inclusive management fee based on the annual rates noted in the following table; and the investment adviser pays all ordinary operating expenses of each Fund, except fees and expenses of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. The management fees are reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

Fidelity Large Cap Growth Enhanced Index Fund	.39%
Fidelity Large Cap Value Enhanced Index Fund	.39%
Fidelity Large Cap Core Enhanced Index Fund	.39%
Fidelity Mid Cap Enhanced Index Fund	.59%
Fidelity International Enhanced Index Fund	.59%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Large Cap Growth Enhanced Index Fund	$688
Fidelity Large Cap Value Enhanced Index Fund	1,946
Fidelity Large Cap Core Enhanced Index Fund	541
Fidelity Mid Cap Enhanced Index Fund	606
Fidelity International Enhanced Index Fund	615

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Large Cap Growth Enhanced Index Fund	$1,193	$1	$–
Fidelity Large Cap Value Enhanced Index Fund	$5,144	$2	$–
Fidelity Large Cap Core Enhanced Index Fund	$898	$1	$–
Fidelity Mid Cap Enhanced Index Fund	$4,935	$–	$–
Fidelity International Enhanced Index Fund	$19,029	$–	$–

9. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Large Cap Growth Enhanced Index Fund	$24
Fidelity Large Cap Value Enhanced Index Fund	17
Fidelity Large Cap Core Enhanced Index Fund	17
Fidelity Mid Cap Enhanced Index Fund	11
Fidelity International Enhanced Index Fund	13

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity Large Cap Value Enhanced Index Fund	51%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Large Cap Value Enhanced Index Fund	54%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Commonwealth Trust II and the Shareholders of Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity International Enhanced Index Fund (five of the funds constituting Fidelity Commonwealth Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2021, for the six month period ended August 31, 2017 and for the year ended February 28, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the four years in the period ended August 31, 2021, for the six month period ended August 31, 2017 and for the year ended February 28, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 313 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2017

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2017

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2017

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Large Cap Growth Enhanced Index Fund	.39%
Actual		$1,000.00	$1,210.20	$2.17
Hypothetical-C		$1,000.00	$1,023.24	$1.99
Fidelity Large Cap Value Enhanced Index Fund	.39%
Actual		$1,000.00	$1,152.80	$2.12
Hypothetical-C		$1,000.00	$1,023.24	$1.99
Fidelity Large Cap Core Enhanced Index Fund	.39%
Actual		$1,000.00	$1,193.30	$2.16
Hypothetical-C		$1,000.00	$1,023.24	$1.99
Fidelity Mid Cap Enhanced Index Fund	.59%
Actual		$1,000.00	$1,138.00	$3.18
Hypothetical-C		$1,000.00	$1,022.23	$3.01
Fidelity International Enhanced Index Fund	.59%
Actual		$1,000.00	$1,104.10	$3.13
Hypothetical-C		$1,000.00	$1,022.23	$3.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended August 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Large Cap Growth Enhanced Index Fund	$159,823,443
Fidelity Large Cap Value Enhanced Index Fund	$324,941,602
Fidelity Large Cap Core Enhanced Index Fund	$90,936,269
Fidelity Mid Cap Enhanced Index Fund	$162,462,081
Fidelity International Enhanced Index Fund	$0

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity Large Cap Growth Enhanced Index Fund
December 2020	97%
Fidelity Large Cap Value Enhanced Index Fund
December 2020	100%
Fidelity Large Cap Core Enhanced Index Fund
December 2020	88%
Fidelity Mid Cap Enhanced Index Fund
December 2020	95%
Fidelity International Enhanced Index Fund
December 2020	1%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Large Cap Growth Enhanced Index Fund
December 2020	97%
Fidelity Large Cap Value Enhanced Index Fund
December 2020	100%
Fidelity Large Cap Core Enhanced Index Fund
December 2020	89%
Fidelity Mid Cap Enhanced Index Fund
December 2020	100%
Fidelity International Enhanced Index Fund
December 2020	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity Large Cap Growth Enhanced Index Fund
December 2020	2%
Fidelity Large Cap Core Enhanced Index Fund
December 2020	2%
Fidelity Mid Cap Enhanced Index Fund
December 2020	1%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December, 2020
Fidelity Large Cap Growth Enhanced Index Fund	100%
Fidelity Large Cap Core Enhanced Index Fund	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Enhanced Index Fund	12/14/2020	$0.1894	$0.0214

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Enhanced Index Fund
Fidelity Large Cap Core Enhanced Index Fund
Fidelity Large Cap Growth Enhanced Index Fund
Fidelity Large Cap Value Enhanced Index Fund
Fidelity Mid Cap Enhanced Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreement (Sub-Advisory Agreement) for each fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's and Geode's investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and an approproate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For Fidelity International Enhanced Index Fund, returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Enhanced Index Fund

Fidelity Large Cap Core Enhanced Index Fund

Fidelity Large Cap Growth Enhanced Index Fund

Fidelity Large Cap Value Enhanced Index Fund

Fidelity Mid Cap Enhanced Index Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, each fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. Given the funds' competitive management fee rates, Fidelity no longer calculates hypothetical net management fees for the funds and, as a result, the charts do not include hypothetical net management fees for periods after 2016. With respect to the historical net management fee information, the Board considered that non-management expenses may exceed the fund's all-inclusive fee and result in a negative net management fee.

The Board considered that a new management contract for each fund that implemented an all-inclusive management fee structure had taken effect April 1, 2017, following approval by shareholders. Under this new fee structure, the management fee rate for Fidelity International Enhanced Index Fund increased from 0.47% to 0.59%, the management fee rate for each of Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, and Fidelity Large Cap Value Enhanced Index Fund increased from 0.30% to 0.39%, and the management fee rate for Fidelity Mid Cap Enhanced Index Fund increased from 0.45% to 0.59%, and FMR now pays all other expenses of each fund with limited exceptions. The Board noted that as a result of the new fee structure, total expenses incurred by shareholders decreased.

Fidelity International Enhanced Index Fund

Fidelity Large Cap Core Enhanced Index Fund

Fidelity Large Cap Growth Enhanced Index Fund

Fidelity Large Cap Value Enhanced Index Fund

Fidelity Mid Cap Enhanced Index Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such astransfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by the investment adviser under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for each fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class of each fund ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board consideredthe revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with each fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

GEI-ANN-1021
1.855140.115

Item 2.

Code of Ethics

As of the end of the period, August 31, 2021, Fidelity Commonwealth Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund and Fidelity Mid Cap Enhanced Index Fund (the “Funds”):

Services Billed by PwC

August 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$37,000	$3,400	$9,000	$1,200
Fidelity Large Cap Core Enhanced Index Fund	$36,600	$3,400	$9,000	$1,200
Fidelity Large Cap Growth Enhanced Index Fund	$36,600	$3,400	$9,000	$1,200
Fidelity Large Cap Value Enhanced Index Fund	$36,600	$3,400	$9,000	$1,200
Fidelity Mid Cap Enhanced Index Fund	$36,600	$3,400	$9,000	$1,200

August 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$37,800	$3,600	$9,000	$1,500
Fidelity Large Cap Core Enhanced Index Fund	$37,300	$3,600	$9,000	$1,500
Fidelity Large Cap Growth Enhanced Index Fund	$37,300	$3,600	$9,000	$1,500
Fidelity Large Cap Value Enhanced Index Fund	$37,300	$3,600	$9,000	$1,500
Fidelity Mid Cap Enhanced Index Fund	$37,300	$3,600	$9,200	$1,500

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2021A	August 31, 2020A
Audit-Related Fees	$8,959,700	$8,940,200
Tax Fees	$11,200	$20,800
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2021A	August 31, 2020A
PwC	$14,341,600	$14,112,900

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 21, 2021